                            LNB BANCORP, INC.
                              LORAIN, OHIO

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
LNB BANCORP, INC.                                          March 20, 2000

     The Annual Meeting of Shareholders of LNB Bancorp, Inc. (hereinafter called the "Corporation") will be held at 521 Broadway, Lorain, Ohio 44052, on Tuesday, April 18, 2000 at 10:00 a.m., Eastern Daylight Savings Time, for the purpose of considering and voting upon the following matters as more fully-described in the Proxy Statement.

PROPOSALS:
     1.   ELECTION OF DIRECTORS   To elect four (4) directors to hold
          office until their term expires (April 22, 2003) or until their successors are elected and qualified.

     2. AMEND ARTICLES OF INCORPORATION AND CODE OF REGULATIONS AS MORE FULLY DESCRIBED UNDER THE FOLLOWING SUBHEADINGS AND IN THE PROXY
          STATEMENT:

          a) Amend and restate Articles of Incorporation to simplify and update language as authorized by Ohio law; which amendments would not affect shareholders' rights;
          b) State in the Articles of Incorporation that one of the purposes for which the Corporation is formed is to qualify and act as a "financial holding company" as defined by the Gramm-Leach-Bliley Act of 1999;
          c) Removal of fair price and super majority vote provisions as currently stated in Articles XIII and XIV of the Articles of Incorporation and relocate such provisions to the Code of Regulations;
          d) Amend and restate Code of Regulations to simplify and update language as authorized by Ohio law; which amendments would not affect shareholders' rights;
          e) Provide that the number of directors on the Board of Directors may periodically be changed and authorize the Board of Directors to fill terms of directorships created by the Board of Directors;

          f) Provide that directors and members of board committees may be entitled to compensation and reimbursement for additional expenses as the Board of Directors periodically determines in its sole discretion; and

          g) Provide for indemnification of shareholders, directors, officers, employees and agents from claims arising from acts of the Corporation or others acting on behalf of the Corporation.

     AN AFFIRMATIVE VOTE FOR PROPOSAL 2 TO AMEND THE ARTICLES OF
     INCORPORATION AND THE CODE OF REGULATIONS WILL BE AN AFFIRMATIVE VOTE FOR ALL SUBHEADINGS UNDER PROPOSAL 2-SUBHEADINGS 2(a) THROUGH 2(g).

     3.   OTHER BUSINESS   To transact any other business that may
          properly come before the Meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 6, 2000, will be entitled to vote the number of shares held of record in their names on that date. The transfer books will not be closed.

     We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. This proxy may be revoked prior to its exercise.

                                        By Order of the Board of Directors


                                                         /s/Thomas P. Ryan


                                                            Thomas P. Ryan
                                                  Executive Vice President
                                                   and Secretary/Treasurer



YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY FORM(S) WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           LNB BANCORP, INC.
                             457 BROADWAY
                          LORAIN, OHIO  44052
                           PROXY STATEMENT
                            MARCH 20, 2000

  This proxy solicitation is made on behalf of the Board of Directors of LNB Bancorp, Inc. (hereinafter called the "Corporation") being a one-bank holding company owning all of the stock of The Lorain National Bank (hereinafter called the "Bank"). As of this date, the number of shares of Common Stock outstanding and entitled to vote at the Annual Meeting of Shareholders to be held on April 18, 2000, is 4,127,161. Only those shareholders of record at the close of business on March 6, 2000 shall be entitled to vote. This proxy may be revoked prior to its exercise. This Proxy Statement and the related Proxy Card are being mailed to shareholders of the Corporation on or about March 16, 2000. The cost of this solicitation is being paid by the Corporation.

VOTING
  Each shareholder shall be entitled to one (1) vote for each share of stock standing in their name on the books of the Corporation. No holder of shares of any class shall have the right to vote cumulatively in the election of directors.

  Shares held in accounts by the Bank's Investment Management and Trust Services Division will be voted by the trustee in accordance with written instructions from account administrators or account plan participants, and where no instructions are received, as the trustee deems proper.

  Shares of Common Stock represented by proxies in the accompanying form which are properly executed and returned to the Corporation will be voted at the Annual Meeting of Shareholders in accordance with the shareholders' instructions contained in such proxies. Where no such instructions are given, the shares will be voted for the election of directors as described herein, and in support of proposal two (2), and at the discretion of the proxies on such other matters as may come before the meeting. The
Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. In the event, however, of the death or unavailability of any nominee or nominees, the proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend.
  The results of votes taken at the Annual Meeting will be disclosed in the Corporation's First Quarterly Report for 2000 on Form 10-Q, as filed with the Securities and Exchange Commission (SEC). The disclosure will include for each proposal the number of votes for, the number of votes against, and the number of abstentions. In addition, the disclosure will set forth the number of votes received by each candidate running for a directorship and the percentage of these votes as to the total shares outstanding.

ELECTION OF DIRECTORS
  Article III of the Code of Regulations of the Corporation provides that directors are to be divided into three (3) classes. Each class serves a term of three (3) years, or until their respective successors are elected and qualified. In that the term of office for five (5) members of the present Board of Directors will expire on April 18, 2000, the Board of Directors has nominated the hereinafter-named four (4) individuals for election to serve until April 22, 2003, or until their successors are elected and qualified. The Board of Directors does not have a nominee to replace the director position that will be vacated by Mr. Paul T. Stack. Due to personal reasons, Mr. Stack has decided not to stand for reelection. At some future time the vacancy may be filled in accordance with the provisions of the Code of Regulations.
  The affirmative vote of the holders of at least a majority of a quorum is required in order to elect each director. Under the Code of Regulations of the Corporation, a quorum is constituted by the presence, in person or by proxy, of a majority of the voting power of the Corporation.
  Other nominations may be made only in accordance with the notice procedures set forth in Article III of the Code of Regulations of the Corporation. The procedure states that nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than fourteen (14) days nor more than fifty (50) days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than twenty-one
(21) days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Corporation no later than the close of business on the seventh (7th) day following the day on which the notice of the meeting was mailed. Such notification shall contain the following information as to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Corporation that will be voted for each proposed nominee; (d) the name and resident address of the notifying shareholder; and (e) the number of shares of common stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, at his discretion, be disregarded by the Chairman of the meeting, and upon his instructions, the vote teller may disregard all votes cast for each such nominee.
Unless otherwise instructed, it is the intention of the persons named in the proxy to vote for the election of the following four (4) nominees:
     1)   Robert M. Campana
     2)   James F. Kidd
     3)   Jeffrey F. Riddell
     4)   Thomas P. Ryan

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH
NOMINEE.

The following individuals are directors whose term of office is scheduled to expire on April 17, 200l:
     1)   Daniel P. Batista
     2)   David M. Koethe
     3)   Stanley G. Pijor
     4)   Eugene M. Sofranko
     5)   Leo Weingarten

The following individuals are directors whose term of office is scheduled to expire on April 23, 2002:
     1)   Terry D. Goode
     2)   Wellsley O. Gray
     3)   James R. Herrick
     4)   Benjamin G. Norton
     5)   John W. Schaeffer, M.D.
     6)   Gary C. Smith

DIRECTORS' COMMITTEES
  The Bank has six (6) standing committees upon which members of the Board of Directors serve. They are:
  1) The Audit Committee          4) The Pension/Fringe Benefit Committee
  2) The Executive Committee      5) The Incentive Stock Option Committee
  3) The Trust Committee          6) The Compensation Committee

     Membership of each of these committees is indicated below.

     The Audit Committee met three (3) times during the last fiscal year. It establishes policies for the administration of the Bank's Audit Division. The Executive Committee met twelve (12) times during the last fiscal year. This committee is authorized to approve matters relating to loans, the purchase of bills, notes, and other evidence of debt. The Trust Committee reviews the various trusts accepted by the Bank's Trust and Investment Management Division. It held six (6) meetings during the last fiscal year. The Pension/Fringe Benefit Committee reviews indirect compensation of officers and employees. It did not meet during the last fiscal year. The Incentive Stock Option Committee determines who will receive stock options and the number of shares to be granted under the terms of the Incentive Stock Option Plan. The actions of the Incentive Stock Option Committee are subject to the approval of the Compensation Committee. It did not meet during the last fiscal year. The Compensation Committee meets to review all officers' salaries. It held one (1) meeting during the last fiscal year. The Bank does not have a designated Nominating Committee. Nominees for the Board of Directors are determined by a vote of the total Board of Directors.

     The Bank held fifteen (15) Board of Directors meetings during the last fiscal year. Of the directors who served during 1999, Leo Weingarten attended fewer than 75% of the total number of meetings of the Board of Directors and all committee meetings of which the aforementioned director was a member.
  The Corporation held fifteen (15) Board of Directors meetings during the last fiscal year. Of the directors who served during 1999, Leo Weingarten attended fewer than 75% of the total of fifteen (15) meetings held.

DIRECTOR'S COMPENSATION
  Each outside director of the Bank is entitled to receive an annual retainer fee of $5,000. Bank officers, who are also directors of the Bank, do not receive an annual retainer fee.
  All of the directors of the Corporation are also directors of the Bank. A director's fee of $500 is paid to outside directors for each meeting attended. Directors, who are also officers of the Corporation, receive a fee of $250 for their attendance at the Corporation's board meetings and receive no director's fees for their attendance at the meetings of the Bank's board.
  Mr. Stanley G. Pijor entered into a Consulting Agreement with the Bank and the Corporation dated March 15, 1994. The Consulting Agreement provides that Mr. Pijor shall receive a consulting fee of $85,000 each year for a period of five (5) years commencing January 1, 1996. The Consulting Agreement also stipulates that Mr. Pijor will be provided with an automobile and will be reimbursed for reasonable expenses relative to his duties as a consultant during the term of the Consulting Agreement. Termination of the Consulting Agreement (by either party) would not prejudice Mr. Pijor's right to receive the benefits referred to above for a period of up to two (2) years. Mr. Pijor was also a party to a Supplemental Retirement Agreement entered into with the Bank on December 31, 1987. Under the terms of this Supplemental Retirement Agreement, Mr. Pijor shall receive an annual supplemental retirement benefit in the amount of $50,000 for a period of ten (10) years. The payment of these supplemental retirement benefits commenced in January of 1996.

                                                     BANK     CORPORATION
                       PRINCIPAL OCCUPATION         DIRECTOR    DIRECTOR
NAME AND AGE           FOR THE PAST FIVE YEARS       SINCE       SINCE

DANIEL P. BATISTA      ATTORNEY/SHAREHOLDER           1976        1983
Age 65                 Cook and Batista Co., L.P.A.(A)
(2-3-5-6)

ROBERT M. CAMPANA      MANAGING DIRECTOR              1996        1996
Age 40                 P.C. Campana Inc.
(1-3-5-7)

TERRY D. GOODE         VICE PRESIDENT                 1997        1997
Age 45                 Lorain County Title Company
(1-7)

                                                     BANK     CORPORATION
                       PRINCIPAL OCCUPATION         DIRECTOR    DIRECTOR
NAME AND AGE           FOR THE PAST FIVE YEARS       SINCE       SINCE

WELLSLEY O. GRAY       RETIRED                        1973        1983
Age 66
(1-3)

JAMES R. HERRICK       PRESIDENT                      1999        1999
Age 48                 Liberty Auto Group, Inc.
(1)

JAMES F. KIDD          VICE CHAIRMAN OF THE BOARD     1989        1989
Age 60                 LNB Bancorp, Inc. and
(2-3-4)                The Lorain National Bank

DAVID M. KOETHE        RETIRED, FORMER CHAIRMAN       1975        1983
Age 64                 The Lorain Printing Company(B)
(2-3-4-5-6)

BENJAMIN G. NORTON     HUMAN RESOURCE CONSULTANT      1983        1983
Age 60                 LTI Power Systems
(1-2-3-7)

STANLEY G. PIJOR       CHAIRMAN OF THE BOARD          1969        1983
Age 69                 LNB Bancorp, Inc. and
(2-3-4-5-6)            The Lorain National Bank

JEFFREY F. RIDDELL     PRESIDENT AND                  1995        1995
Age 48                 CHIEF EXECUTIVE OFFICER
(1-2-4-5-6)            Consumeracq, Inc.
                       Consumers Builders Supply Company

THOMAS P. RYAN         EXECUTIVE VICE PRESIDENT       1989        1989
Age 61                 AND SECRETARY/TREASURER
                       LNB Bancorp, Inc.
                       EXECUTIVE VICE PRESIDENT
                       AND SECRETARY
                       The Lorain National Bank

JOHN W. SCHAEFFER,     PRESIDENT                      1999        1999
M.D.                   North Ohio Heart Center, Inc.
Age 54
(3)

GARY C. SMITH          PRESIDENT AND                  1999        1999
Age 52                 CHIEF EXECUTIVE OFFICER
(2-3-4)                LNB Bancorp, Inc. and
                       The Lorain National Bank

                                                     BANK     CORPORATION
                       PRINCIPAL OCCUPATION         DIRECTOR    DIRECTOR
NAME AND AGE           FOR THE PAST FIVE YEARS       SINCE       SINCE

EUGENE M. SOFRANKO     PRESIDENT AND                  1974        1983
Age 69                 CHIEF EXECUTIVE OFFICER
(1-2-4-5-6)            Lorain Glass Company, Inc.

PAUL T. STACK*         RETIRED                        1974        1983
Age 70
(1-3)

LEO WEINGARTEN         RETIRED                        1964        1983
Age 80
(2-4-5-6)

(1) Member of Audit Committee         (5) Member of Incentive Stock Option
(2) Member of Executive Committee         Committee
(3) Member of Trust Committee         (6) Member of Compensation Committee
(4) Member of Pension/Fringe Benefit  (7) Alternate Member of Executive
    Committee                             and Compensation Committees

(A) The Bank has retained the law firm of Cook and Batista Co., L.P.A. as legal counsel for the last several years. During the last fiscal year, the Bank has paid to Cook and Batista, Co., L.P.A., an amount of $165,069. It is anticipated that this relationship will continue during the current fiscal year.

(B) During the last fiscal year, the Bank has paid to The Lorain Printing Company an amount of $110,501 for printing services and supplies. It is anticipated that such business relationship will continue during the current fiscal year.

*In February of 2000, Mr. Paul T. Stack advised the Corporation and Bank that due to personal reasons he decided not to stand for reelection to the Board of Directors. Mr. Stack has served as a member of the Board of Directors of the Bank since 1974 - a period of 26 years. The Management of the Bank, as well as the Board of Directors, wish to take this opportunity to formally acknowledge and thank Mr. Stack for his faithful and meritorious service which has contributed much to the Corporation and Bank's progress and success.

EXECUTIVE COMPENSATION
     LNB Bancorp, Inc. did not pay any separate compensation, other than the Corporation's directors' fees, to its executive officers during 1999, 1998 and 1997. All executive compensation was paid by the Bank. The information which follows discloses the annual and long-term compensation for services in all capacities to the Corporation and the Bank for the fiscal years ended December 31, 1999, 1998 and 1997, for each person who served as the chief executive officer during 1999, and the four most highly-compensated executive officers who made in excess of $100,000 during 1999 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE
  The Named Executive Officers disclosure requirements affect the Chief Executive Officer and those four (4) executive officers earning more than $100,000 in salary and bonuses. In 1999, 1998 and 1997, Mr. James F. Kidd, President and Chief Executive Officer*, Mr. Thomas P. Ryan, Executive Vice President and Secretary/Treasurer, and Gregory D. Friedman, Executive Vice President and Chief Financial Officer, met the criteria for disclosure. In 1999, Mr. Gary C. Smith, President and Chief Executive Officer*, Ms. Emma N. Mason, Senior Vice President and Senior Trust Officer and Ms. Sandra L. Dubell, Senior Vice President and Senior Lending Officer, met the criteria for disclosure.

  The following table discloses the annual salary, bonuses and all other compensation awards and payouts for services in all capacities to the Corporation and the Bank for the fiscal years ended December 31, 1999, 1998 and 1997.
                                  Compensation (1)
                      ---------------------------------------------------
                                      Annual
Name and              ------------------------------------        All
Principal Position           Year      Salary       Bonuses     Other (2)
-------------------------------------------------------------------------
James F. Kidd                1999    $229,336       $33,750     $25,444
President and                1998    $207,661       $     0     $16,887
Chief Executive Officer*     1997    $180,962       $42,000     $22,441

Gary C. Smith**              1999    $124,094       $31,188     $   817
President and
Chief Executive Officer*

Thomas P. Ryan               1999    $124,521       $18,225     $21,809
Executive Vice President and 1998    $119,226       $     0     $15,213
Secretary/Treasurer          1997    $109,250       $16,350     $18,752

Gregory D. Friedman          1999    $114,109       $15,900     $12,031
Executive Vice President and 1998    $102,485       $     0     $ 7,000
Chief Financial Officer      1997    $ 91,021       $13,365     $11,078

Emma N. Mason                1999    $102,093       $14,820     $12,681
Senior Vice President and
Senior Trust Officer

Sandra L. Dubell             1999    $ 89,301       $13,125     $ 9,324
Senior Vice President and
Senior Lending Officer

(1) The aggregate of other annual compensation is less than 10% of the total of annual salary and bonus for all individuals for all years presented and, therefore, is not required to be reported under the SEC rules.

(2)  All other compensation consisted of the following:

 James F. Kidd:                                1999    1998     1997
  Contribution, in Mr. Kidd's behalf to:
   The Bank's Stock Purchase Plan             $5,000  $5,000  $ 4,800
   The Bank's Employee Stock Ownership Plan   $9,384  $5,137  $11,141
   Mr. Kidd's Supplemental Life Insurance     $2,600  $2,250  $ 2,250
  Corporation director's fees                 $6,750  $4,500  $ 4,250
  Anniversary Stock Award                     $1,710

 Gary C. Smith**                               1999
  Contribution, in Mr. Smith's behalf to:
   Mr. Smith's Supplemental Life Insurance    $  567
  Corporation director's fees                 $  250

 Thomas P. Ryan:                               1999    1998     1997
  Contribution, in Mr. Ryan's behalf to:
   The Bank's Stock Purchase Plan             $4,192  $3,472  $ 3,768
   The Bank's Employee Stock Ownership Plan   $8,372  $3,828  $ 8,746
   Mr. Ryan's Supplemental Life Insurance     $2,745  $3,413  $ 2,238
  Corporation director's fees                 $6,500  $4,500  $ 4,000

 Gregory D. Friedman:                          1999    1998     1997
  Contribution, in Mr. Friedman's behalf to:
   The Bank's Stock Purchase Plan             $3,779  $2,981  $ 3,132
   The Bank's Employee Stock Ownership Plan   $7,625  $3,290  $ 7,269
   Mr. Friedman's Supplemental Life Insurance $  627  $  729  $   677

 Emma N. Mason:                                1999
  Contribution, in Ms. Mason's behalf to:
   The Bank's Stock Purchase Plan             $3,409
   The Bank's Employee Stock Ownership Plan   $6,857
   Ms. Mason's Supplemental Life Insurance    $2,415

 Sandra L. Dubell:                             1999
  Contribution, in Ms. Dubell's behalf to:
   The Bank's Stock Purchase Plan             $2,516
   The Bank's Employee Stock Ownership Plan   $6,007
   Ms. Dubell's Supplemental Life Insurance   $  801

*On December 21, 1999, Gary C. Smith was appointed to succeed retiring President and Chief Executive Officer, James F. Kidd.

**Hired May 3, 1999

STOCK OPTIONS GRANTED IN 1999

                             Individual Grants
--------------------------------------------------------------------------
                      Number of               % of Total
                 Securities Underlying       Options/Stock
                     Options/Stock        Appreciation Rights
                  Appreciation Rights    Granted to Employees     Exercise
Name                   Granted (#)*           in 1999              Price
--------------------------------------------------------------------------
Gary C. Smith        10,000 options             100%               $30.00
 President and
 Chief Executive
 Officer
LNB Bancorp, Inc.

                Potential Realized Value at
                 Assumed Annual Rates of
                 Stock Price Appreciation
                     For Option Term
--------------------------------------------------------------------------
  Expiration
    Date             5%           10%
--------------------------------------------------------------------------
 May 3, 2009      $115,400     $348,400

In 1999, the Corporation entered into a non-qualified incentive stock option agreement with Gary C. Smith. Under this non-qualified incentive stock option agreement, 10,000 shares were granted May 3, 1999. The incentive stock options must be exercised within 10 years from the grant date with 100% vesting from the grant date.

LONG-TERM INCENTIVE PLAN AWARD TABLE (last fiscal year)
  There were no long-term incentive plans or plan awards in 1999.

OPTION EXERCISES AND YEAR-END VALUE TABLE (last fiscal year)

            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR-END OPTION VALUE
                                                            Value of
                                           Number of       Unexercised
                                          Unexercised     In-the-Money
                  Shares                 Option Shares     Option Shares
                 Acquired     Value       at FY-End (#)    at FY-End ($)
                    on       Realized     Exercisable/     Exercisable/
Name           Exercise (#)   ($) (1)   Unexercisable    Unexercisable (1)
--------------------------------------------------------------------------
James F. Kidd     2,143       $13,187         0/0              $0/$0
Gary C. Smith        0           0         10,000/0            $0/$0
Thomas P. Ryan    2,143       $13,187         0/0              $0/$0
Gregory D. Friedman  0           0          2,985/0        $3,668/$0
Emma N. Mason        0           0            0/0              $0/$0
Sandra L. Dubell     0           0            971/0        $2,334/$0
                                    11

 (1) Market value of underlying securities at exercise date or year end, as the case may be, minus the exercise or price of "in-the-money" options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
  The Compensation Committee consists of: Daniel P. Batista, David M. Koethe, Benjamin G. Norton, Stanley G. Pijor, Jeffrey F. Riddell, Eugene
M. Sofranko, and Leo Weingarten. Mr. Batista is a shareholder of the law firm of Wickens, Herzer, Panza, Cook & Batista, formerly known as Cook and Batista Co., L.P.A., which performs legal services for the Bank. During 1999, the Bank paid to Cook and Batista Co., L.P.A. legal fees in the amount of $165,069. The amount of Mr. Batista's interest in such fees cannot be practicably determined. Mr. Koethe is the former Chairman of the Board of The Lorain Printing Company. During 1999, the Bank paid to The Lorain Printing Company an amount of $110,501 for printing services and supplies. The amount of Mr. Koethe's interest in such payments cannot be practicably determined. Mr. Stanley G. Pijor entered into a Consulting Agreement with the Bank dated March 15, 1994. The Consulting Agreement provides that Mr. Pijor shall receive a consulting fee of $85,000 each year for a period of five (5) years, commencing on January 1, 1996. The Consulting Agreement also stipulates that Mr. Pijor will be provided with an automobile and will be reimbursed for reasonable expenses relative to his duties as a consultant during the term of the Consulting Agreement. Mr. Pijor was also a party to a Supplemental Retirement Agreement entered into with the Bank on December 31, 1987. Under the terms of this Supplemental Retirement Agreement, Mr. Pijor shall receive supplemental retirement benefits in the amount of $50,000 per year, for a period of ten
(10) years. The payment of these supplemental retirement benefits commenced in January of 1996.

COMPENSATION COMMITTEE REPORT
  The Bank's Compensation Committee has the responsibility of evaluating and recommending to the Board of Directors, for its approval, the amount of compensation, including salary, bonus, and other benefits, for all officers of the Bank, including the Named Executive Officers and the Chief Executive Officer.
  It is the philosophy and policy of the Compensation Committee to establish a compensation program for Bank officers to attract, motivate and retain a highly qualified management team. The criteria used to determine the recommended compensation of Bank officers includes their level of responsibility, performance, experience, the Committee's judgment as to the past performance and expected further contribution. A comparison to the industry peer group as well as national and regional surveys is also used. In addition, Messrs. James F. Kidd and Gary C. Smith, as the Bank's Chief Executive Officers, evaluate the performance of the other officers and present their evaluations and salary recommendations for all officers, other than themselves and the Bank's Internal Auditor (whose compensation is determined by the Bank's Audit Committee), to the Compensation Committee. The Compensation Committee is also advised by independent compensation consultants concerning compensation of Bank officers. Based upon the foregoing, the Compensation Committee prepares a report on recommended base salaries for all officers. In addition, in some cases, the

Compensation Committee recommends bonuses for certain officers of the Bank based upon the attainment of preestablished performance goals. The recommendations of the Compensation Committee regarding base salaries and bonuses for all officers are subject to approval by the Board of Directors.

  As to each person who served as the Chief Executive Officer during 1999, Messrs. James F. Kidd's and Gary C. Smith's compensations including salary, bonus, and other benefits is also based upon a recommendation of the Compensation Committee, which is then approved by the Board of Directors. The factors and criteria considered by the Compensation Committee included the pay level for CEOs of comparable banks, the financial performance of the Bank, and the individual performance and leadership of Messrs. Kidd and Smith. Based upon the foregoing, and based upon the attainment of preestablished performance goals established by the Compensation Committee, the Compensation Committee recommended a base salary and bonus for Messrs. Kidd and Smith for 1999, in the amounts set forth in the Summary Compensation Table, which amounts were approved by the Board of Directors.

     The members of the Compensation Committee are:
          Daniel P. Batista             Jeffrey F. Riddell
          David M. Koethe               Eugene M. Sofranko
          Benjamin G. Norton            Leo Weingarten
          Stanley G. Pijor

EMPLOYMENT AGREEMENTS
  As of September 1, 1995, Mr. James F. Kidd entered into an Employment Agreement with the Corporation and the Bank. The Employment Agreement provides for Mr. Kidd's employment until he reaches the age of 65 as President. Mr. Kidd shall be compensated at the initial rate of $124,000 with an annual compensation review each year thereafter. Mr. Kidd will continue to receive his present fringe benefits and such additional benefits as are set forth in the Bank's Employee Benefit Program. Mr. Kidd's Employment Agreement was subsequently amended on March 3, 1999. In addition to other revisions, the amended Employment Agreement provides for termination by Mr. Kidd without cause at any time by giving the Board of Directors of the Corporation at least ninety (90) days written notice of his decision to terminate his Employment Agreement. In August of 1999, Mr. Kidd provided notification to the Board of Directors of LNB Bancorp, Inc. and The Lorain National Bank to terminate his Employment Agreement and that on or about January 1, 2000, he would no longer remain as an active employee of either of the two entities. Mr. James F. Kidd will remain an active Director in the position as Vice Chairman of LNB Bancorp, Inc. and The Lorain National Bank after December 31, 1999.
  As of March 16, 1999, Mr. Gary C. Smith entered into an Employment Agreement with the Corporation and the Bank. The Employment Agreement provides the conditions for Mr. Smith's employment as Senior Executive Vice President and subsequent appointment, on or about January 1, 2000, to President and Chief Executive Officer. Mr. Smith shall be compensated at the initial annual rate of $185,000 and increased to $200,000 upon appointment to President and Chief Executive Officer, with an annual compensation review each year thereafter. Mr. Smith will participate in all other Corporate and Bank employee benefits applicable to executive personnel. The Employment Agreement provides Mr. Smith with the opportunity to purchase 10,000 shares of common stock of the Corporation under the provisions of an Incentive Stock Option Agreement entered into on March 16, 1999.
  The Employment Agreement provides for termination by the Corporation: upon death of the employee, for cause, or through its Board of Directors without cause at any time upon ninety (90) days prior written notice to employee. The Employment Agreement may be terminated by Mr. Smith: for cause, without cause by giving the Board of Directors of the Corporation at least ninety (90) days written notice, or upon "Change in control of the Corporation". If a "Change in control of the Corporation" occurs, the Employment Agreement further provides that the Corporation shall pay to Mr. Smith compensation for a period of two (2) years in an amount equal to annual wages paid to Mr. Smith in the prior year. Assuming a change in control were to have taken place at December 31, 1999, the amount payable to Mr. Smith during the next two (2) years would be approximately $311,694. Upon the termination of the Employment Agreement by Mr. Smith due to breach of Employment Agreement by the Corporation, or termination of the Employment Agreement by the Corporation without cause, the Corporation shall pay Mr. Smith compensation for a period of one (1) year in an amount equal to the annual wages paid to Mr. Smith in the prior year. If the Employment Agreement had been terminated by the Corporation as of December 31, 1999 due to breach or without cause, Mr. Smith would have been entitled to compensation for one (1) year in the amount of approximately $155,847. Upon the termination of the Employment Agreement by Mr. Smith without cause, Mr. Smith and the Corporation shall be released of all liabilities.
  As of September 1, 1995, Mr. Thomas P. Ryan entered into an Employment Agreement with the Corporation and the Bank. The Employment Agreement provides for Mr. Ryan's employment until he reaches the age of 65 as Executive Vice President. Mr. Ryan shall be compensated at the initial rate of $97,500 with an annual compensation review each year thereafter. Mr. Ryan will continue to receive his present fringe benefits and such additional benefits as are set forth in the Bank's Employee Benefit Program.
  Mr. Ryan's Employment Agreement was subsequently amended on March 3, 1999. The following aspects of the Employment Agreement were amended.
The Employment Agreement provides for termination by the Corporation:
upon death of the employee, for cause, or through its Board of Directors without cause at any time upon ninety (90) days prior written notice to employee, and upon disability of the employee. The Employment Agreement may be terminated by Mr. Ryan: for cause, upon "Change in control of the Corporation" and upon a material and adverse change of employees: duties or responsibilities, titles or offices, or membership on the Board of Directors, with the Corporation as in effect at the date of said amendment to Employment Agreement. Upon the termination of the Employment Agreement by the Corporation without cause, or upon the termination of the Employment Agreement by Mr. Ryan due to: breach of the Employment Agreement by the Corporation, or a "Change in control of the Corporation", or upon a material and adverse change of employees: duties or responsibilities, titles or offices, or membership on the Board of Directors of the Corporation, the Corporation shall pay Mr. Ryan, provided he has not yet reached his sixty-third (63) birthday, compensation for a period of two (2) years in an amount equal to the annual wages paid to Mr. Ryan in the prior year. Assuming a "Change in control of the Corporation" were to have taken place at December 31, 1999, or if the Employment Agreement had been terminated by the
                                    14

Corporation or Mr. Ryan for any of the above, the amount payable to Mr. Ryan during the next two (2) years would be approximately $285,492. During this two (2) year period, the Corporation shall continue to provide Mr. Ryan with fringe benefits as described above. If Mr. Ryan is over the age of sixty-three (63) at the time of termination, annual compensation and fringe benefits as set forth above shall continue to be paid by the Corporation to Mr. Ryan until Mr. Ryan reaches the age of sixty-five (65). Mr. Ryan may elect, at his discretion, to be paid annual compensation under this provision in a lump sum upon termination. Upon the termination of the Employment Agreement by Mr. Ryan without cause, Mr. Ryan and the Corporation shall be released from all liabilities.

PENSION PLAN
  The Bank sponsors The Lorain National Bank Retirement Pension Plan (the "Plan") covering substantially all employees of the Bank. An employee is eligible to participate on January 1 or July 1 after the attainment of age twenty-one (21) and completion of one (1) year of service, as defined in the Plan. For the Plan year ended December 31, 1999, the Bank was not required to make any contributions to the Plan.
  Participants are eligible for normal retirement upon reaching age sixty-five (65). Annual benefit payments are determined as a percentage for the five (5) consecutive plan years that yield the highest average salary. Participants in the Plan prior to January 1, 1989 will have annual benefits reduced if they have less than fifteen (15) years of continuous employment upon retirement. Participants who join the Plan after January 1, 1989 will have benefit payments reduced if they have less than twenty-five (25) years of continuous employment upon retirement. The normal form of benefit payment is a joint and survivor annuity. Benefits become fully vested after a participant has completed five (5) years of service. The Plan also provides for the payment of early retirement, death, disability, and deferred vested benefits in the form of a lump sum distribution, or a monthly annuity.
  Annual benefit payments under the provisions of the Plan are computed by a formula, the factors of which include annual compensation, years of service and the Social Security taxable wage base.
  The Plan was amended, effective January 1, 1995, to allow the payment of accrued benefits in the form of a lump sum distribution upon retirement at normal retirement age. The estimated present value of the accrued benefit using the Plan's actuarial equivalence assumptions for the Named Executive Officers ranged from $496,000 to $540,000 as of December 31, 1999.
  Assuming the participant selects the benefit payable in a ten (10) year Certain and Life Annuity at normal retirement date, the following table reflects annual benefits payable to the employee based upon average annual compensation levels and twenty-five (25) years of service.

                                      Employee's Annual Estimated Pension
            Final Average               Payments Assuming Minimum of
         Annual Compensation                25 Years of Service

              $250,000*                         $80,628
               200,000*                          80,628
               160,000                           80,628
               100,000                           48,372

  *The current annual compensation limit with respect to determining an employee's annual pension payment is currently limited by the Internal Revenue Code to $160,000. The Plan reflects the annual compensation limit and this results in a maximum annual pension payment of $80,628. Therefore, an employee's annual estimated pension payment for final average compensation levels of $160,000 and above remains at the $80,628 level. Pension benefits accrued prior to 1995 are grandfathered, if their calculated benefit is greater than $80,628. These pension payments do not reflect any additional retirement benefits which the employee may receive in the form of Social Security and other forms of supplemental retirement benefits. Messrs. James F. Kidd, Gary C. Smith, Thomas P. Ryan, Gregory
D. Friedman and Ms. Emma N. Mason and Ms. Sandra L. Dubell have thirty-five (35), zero (0), thirty-eight (38), fourteen (14), twenty-one
(21) and twenty-eight (28) years of service respectively, under the provisions of the Plan.
  Benefit payments under the provisions of the Plan are computed using formulas, the factors of which include annual compensation, years of service, social security taxable wage base, and, in the case of a lump sum distribution, current interest rates are also taken into consideration.
  On July 30, 1996, the Bank entered into Supplemental Retirement Agreements (SRA) with Mr. Thomas P. Ryan and Mr. Gregory D. Friedman. The purpose of the SRA is to provide supplemental retirement benefits to Messrs. Ryan and Friedman in addition to the benefits provided by the Plan, to assist the Bank in retaining their services through their normal retirement dates. The SRA provides for payments, monthly or annually, at Messrs. Ryan and Friedman's election, in the event of: (a) normal retirement;** (b) reduced supplemental retirement benefits in the event of early retirement; (c) disability prior to retirement; (d) death; or (e) discharge "without cause."
  Under the terms of their SRA, Messrs. Ryan and Friedman will receive supplemental retirement benefits for a period of ten (10) years. The full benefit amount is equal to 70% of the compensation paid in the final year of employment, less the Bank's pension benefit and Social Security benefits. Messrs. Ryan and Friedman are entitled to the full benefit amount if they retire on their normal retirement date;** 75% of the full benefit amount if they retire at age 64; 50% of the full benefit amount if they retire at age 63; 25% of the full benefit amount if they retire at age 62; and no SRA benefit if they retire prior to age 62. In the event of disability prior to retirement, the disabled individual would receive their full SRA benefit amount beginning at age 65. In the event of death prior to retirement, after meeting the eligibility and employment requirements, the applicable benefit (based upon the decedent's age) is payable to his designated beneficiary. In the event of discharge "without cause", the discharged individual would receive their full SRA benefit amount, as if he retired at age 65, commencing at the recipient's discretion. The SRA is a non-qualified defined benefit agreement. As of December 31, 1999, the monthly benefits that would be paid at normal retirement age, would be $2,260 and $7,321 for Messrs. Ryan and Friedman respectively.
  Mr. Ryan's SRA was subsequently amended on March 3, 1999. In the event Mr. Ryan resigns due to a "Change in control of the Corporation" or a material and adverse change in duties or responsibilities, titles or offices, or membership on the Board of Directors of the Corporation, Mr. Ryan would receive his full SRA benefit amount, as if he retired at age sixty-five (65), commencing at his discretion.
     **Mr. Ryan's normal retirement date is April 1, 2003
     **Mr. Friedman's normal retirement date is August 1, 2015

  On June 15, 1999, the Bank entered into a new and restated Supplemental Retirement Agreement (SRA) with Mr. James F. Kidd. The purpose of the SRA is to provide for an increase in supplemental retirement benefits to Mr. Kidd for his continued service to the Corporation and the Bank. The SRA provides for payments to Mr. Kidd in the event of: (a) retirement; (b) death; (c) discharge "without cause"; or (d) resignation due to change in control.
  The SRA provides that Mr. Kidd shall receive an annual benefit of $53,474 each year for a period of ten (10) years commencing on March 1, 2000, provided that Mr. Kidd remains in continuous employ of the Bank and retires from active employment with the Bank on or after January 1, 2000. In the event of death prior to retirement, after meeting the employment requirements, the benefit is payable to his designated beneficiary. In the event of discharge "without cause", the discharged employee would receive the annual benefit amount of $53,474 for ten (10) years. In the event Mr. Kidd resigns due to a "Change in control of the Corporation", the benefit amount shall be the total amount payable for the 10-year period ($53,474 annually for ten (10) years) reduced by a 6% "present value" discount and payable to Mr. Kidd within sixty (60) days of his resignation. The SRA is a non-qualified defined benefit agreement. As of December 31, 1999, the annual benefit that would be paid at retirement would be $53,474 for Mr. Kidd.

PERFORMANCE GRAPH
  The graph which follows compares the five (5) year cumulative total return from investing $100 on December 31, 1994 in each of Corporation's common stock, the Standard & Poor's 500 Index (S&P 500 Index) of companies, and the National Association of Securities Dealers Association Quotation System Bank Index (NASDAQ Bank Index) of companies, with dividends assumed to be reinvested when received.

            Comparison of Five Year Cumulative Total Return*
    AMONG LNB BANCORP, INC., THE S & P 500 INDEX AND NASDAQ BANK INDEX

(PERFORMANCE GRAPH FOLLOWS IN PRINTED VERSION WITH YEARS 1994 THROUGH 1999 ON THE X-AXIS AND CUMULATIVE INVESTMENT ON THE Y-AXIS IN $100 INCREMENTS RANGING FROM $0 TO $400. THE CO-ORDINATES, BY YEAR, WHICH ARE PRESENTED IN THE TABLE BELOW ARE PLOTTED ON THE PREVIOUSLY DESCRIBED GRID ALONG WITH AN ACCOMPANYING LEGEND FOR IDENTIFICATION PURPOSES.)

*$100 INVESTED ON 12/31/94 IN STOCK OR INDEX   INCLUDING REINVESTMENT OF
DIVIDENDS.
--------------------------------------------------------------------------
December 31,                  1994    1995    1996    1997    1998    1999
--------------------------------------------------------------------------
LNB Bancorp, Inc.             $100    $118    $129    $129    $133    $110
--------------------------------------------------------------------------
S&P 500 Index                 $100    $138    $169    $226    $290    $351
--------------------------------------------------------------------------
NASDAQ Bank Index             $100    $149    $197    $329    $327    $314
--------------------------------------------------------------------------


  The following table sets forth the beneficial ownership of the Corporation's Common Stock by each of the Corporation's directors and the Corporation's Named Executive Officers, and the directors and executive officers as a group as of January 31, 2000.

                              Shares of Common
Name of Beneficial Owner       Stock Owned (1)       Percent of Class
Daniel P. Batista (2)             61,976                  1.5%
Robert M. Campana (3)             11,578                    *
Terry D. Goode (4)                30,255                    *
Wellsley O. Gray (5)              10,509                    *
James R. Herrick                  10,522                    *
James F. Kidd (6)                 54,307                  1.3
David M. Koethe (7)               53,695                  1.3
Benjamin G. Norton (8)            92,851                  2.2
Stanley G. Pijor (9)              87,280                  2.1
Jeffrey F. Riddell (10)           63,583                  1.5
Thomas P. Ryan (11)               35,533                    *
John W. Schaeffer (12)             6,948                    *
Gary C. Smith                      3,274                    *
Eugene M. Sofranko (13)           29,849                    *
Paul T. Stack (14)                10,303                    *

                            Shares of Common
Name of Beneficial Owner       Stock Owned (1)       Percent of Class

Leo Weingarten (15)              111,100                  2.7
All Directors and Executive
  Officers as a Group
   (23 in group)                 748,192                 18.1%
*Ownership is less than 1% of    -------                 ------
 the class

(1)Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.
(2)Includes 39,863 shares subject to shared voting and investment power.
(3)Includes 11,310 shares subject to shared voting and investment power.
(4)Includes 6,858 shares subject to shared voting and investment power.
(5)Includes 3,393 shares subject to shared voting and investment power.
(6)Includes 13,674 shares subject to shared voting and investment power.
(7)Includes 195 shares subject to shared voting and investment power.
(8)Includes 46,370 shares subject to shared voting and investment power.
(9)Includes 32,982 shares subject to shared voting and investment power.
(10)Includes 30,762 shares subject to shared voting and investment power.
(11)Includes 14,856 shares subject to shared voting and investment power.
(12)Includes 3,640 shares subject to shared voting and investment power.
(13)Includes 22,631 shares subject to shared voting and investment power.
(14)Includes 1,275 shares subject to shared voting and investment power.
(15)Includes 9,277 shares subject to shared voting and investment power.

FIVE PERCENT (5%) BENEFICIAL OWNERSHIP OF COMMON STOCK
  As of December 31, 1999, no person was known by the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Corporation except as follows:

       NAME AND ADDRESS OF    SHARES OF COMMON        PERCENT OF
       BENEFICIAL OWNER         STOCK OWNED              CLASS

    The Lorain National Bank     443,965(1)              10.8%
    457 Broadway
    Lorain, Ohio 44052

(1)These shares are held in various fiduciary capacities in the ordinary course of business under numerous trust relationships by The Lorain National Bank. As fiduciary, The Lorain National Bank has sole power to dispose of 411,959 of these shares, shared power to dispose of 32,006 of these shares, shared power to vote 141,034 of these shares, and sole power to vote 32,006 of these shares.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS
  Some of the directors of the Corporation, and companies with which they are associated, are customers of and had banking transactions with the Bank in the ordinary course of the Bank's business during 1999. Loans and commitments to loans included in such transactions were made on substantially the same terms, including interest rates and collateral, as were those prevailing at the time for comparable transactions with other persons, and in the opinion of the Management of the Bank, do not involve more than a normal risk of collectibility or present other unfavorable features.

PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION AND CODE OF REGULATIONS

General:

  The Board of Directors of Corporation has approved certain amendments (the "Proposed Amendments") to the Corporation's Articles of Incorporation and to its Code of Regulations, and has voted unanimously to recommend to the shareholders that they approve and adopt the Proposed Amendments.
  The Proposed Amendments are adopted by the Board of Directors for the purposes discussed below. The Proposed Amendments would amend the Articles of Incorporation and the Code of Regulations to:

    a)Amend and restate Articles of Incorporation to simplify and update language as authorized by Ohio law; which amendments would not affect shareholders' rights;

    b)State in the Articles of Incorporation that one of the purposes for which the Corporation is formed is to qualify and act as a "financial holding company" as defined by the Gramm-Leach-Bliley Act of 1999;

    c)Removal of fair price and super majority vote provisions as currently stated in Articles XIII and Articles XIV of the Articles of Incorporation and relocate such provisions to the Code of Regulations;

    d)Amend and restate Code of Regulations to simplify and update language as authorized by Ohio law; which amendments would not affect shareholders' rights;

    e)Provide that the number of directors on the Board of Directors may periodically be changed and authorize the Board of Directors to fill terms of directorships created by the Board of Directors;

    f)Provide that directors and members of board committees may be entitled to compensation and reimbursement for additional expenses as the Board of Directors periodically determines in its sole discretion; and

    g)Provide for indemnification of shareholders, directors, officers, employees and agents from claims arising from acts of the Corporation or others acting on behalf of the Corporation.

  The general purposes of the Proposed Amendments are to: promote conditions of continuity and stability in the Corporation's business, management and policies; enable the Corporation to qualify as a "financial holding company" under the recently enacted Gramm-Leach-Bliley Act of 1999 and, therefore, permit the Corporation to take advantage of opportunities afforded by this new Act; insure that its shareholders, directors, officers, employees and agents are indemnified for, and released and held harmless from and against, liabilities when they or other individuals act in good faith on behalf of the Corporation. Enactment of the Proposed Amendments will facilitate membership of the Corporation in the NASDAQ stock market.

  Before voting on the Proposed Amendments, shareholders are urged to read carefully the following sections of this Proxy Statement and Appendices A and B, which, respectively, set forth the full texts of the proposed amended and restated Articles of Incorporation and Code of Regulations.

  The Board of Directors has considered the advantages and disadvantages of adopting the Proposed Amendments and has determined that such adoption is in the best interests of the shareholders of the Corporation. However, the shareholders may find that the Proposed Amendments are disadvantageous to the extent that they allow the Board of Directors discretion in changing the number of directors on the Board and filling the remaining terms of office of directorships created by the Board of Directors. Further, the provisions of the Proposed Amendments that provide to the Board of Directors additional discretion over compensation of directors and members of committees of the Board of Directors and that provide for indemnification of shareholders, directors, officer, employees and agents may add to the expenses of the Corporation.
  Adoption of the Proposed Amendments requires the affirmative vote of the holders of two-thirds (2/3) of the shares of the Corporation's common stock entitled to notice of and to vote at the annual shareholder meeting.

  The Board of Directors unanimously recommends a vote in favor of the Proposed Amendments which are presented as Proposal 2 below.

  The following summary descriptions of the Proposed Amendments are not intended to be complete and are qualified in their entirety by reference to the complete texts of the Proposed Amendments which are attached hereto as Appendices A and B.

Purpose and Effect of Proposal 2:

(a)AMEND AND RESTATE ARTICLES OF INCORPORATION TO SIMPLIFY AND UPDATE LANGUAGE AS AUTHORIZED BY OHIO LAW, WHICH AMENDMENTS WOULD NOT AFFECT SHAREHOLDERS' RIGHTS

      The proposed Articles of Incorporation simplify the language of the current Articles of Incorporation without affecting shareholder's rights. The proposed Articles of Incorporation are substantially the same as the current Articles of Incorporation with two exceptions: (a) the proposed amended and restated Articles of Incorporation add a purpose clause that states that one purpose of the Corporation is to qualify and act as a "financial holding company" as defined by the Gramm-Leach-Bliley Act of 1999 (the "Act"); and (b) the removal of fair price and super majority vote provisions contained in Articles XIII and XIV of the Corporation's current Articles of Incorporation; it is proposed that such provisions be relocated to the Code of Regulations.

(b)STATE IN THE ARTICLES OF INCORPORATION THAT ONE OF THE PURPOSES FOR WHICH THE CORPORATION IS FORMED IS TO QUALIFY AND ACT AS A "FINANCIAL HOLDING COMPANY" AS DEFINED BY THE GRAMM-LEACH-BLILEY ACT OF 1999

      The proposed Articles of Incorporation adopt language which states that one purpose of the Corporation is to quality and act as a "financial holding company" as defined by the Act. The Act authorizes a new type of bank holding company called a "financial holding company", and generally (with certain restrictions) permits a financial holding company or its subsidiary to engage in any activity that is financial in nature, including any type of insurance and securities activity, or become affiliated with any type of financial company. New activities that now are permissible include securities underwriting and dealing activities, insurance underwriting and sales activities, merchant banking/equity investment activities, and "complementary" nonfinancial activities. A financial holding company also may engage in future activities that the Federal Reserve determines to be financial in nature or incidental to financial activities.
      By enacting an amendment to the Articles of Incorporation that states that one of the purposes for which the Corporation is formed is to act as a "financial holding company", the Corporation will have the ability to take advantage of the opportunities afforded by the new Act. The Corporation, therefore, will be able to broaden the types of services that it provides, and remain competitive.

(c)REMOVAL OF FAIR PRICE AND SUPER MAJORITY VOTE PROVISIONS AS CURRENTLY STATED IN ARTICLES XIII AND XIV OF THE ARTICLES OF INCORPORATION AND RELOCATE SUCH PROVISIONS TO THE CODE OF REGULATIONS

      The removal of Articles XIII and XIV, the fair price and super majority vote provisions, from the current Articles of Incorporation is proposed as part of an effort to simplify and streamline the Corporation's Articles of Incorporation. Articles of Incorporation, under present Ohio law, generally are required to set forth only the name of the corporation, its principal place of business, the purposes for which it is formed, and its authorized number of shares and par value per share. Codes of Regulations, on the other hand, are more detailed, and contain language about voting requirements and requirements for effecting business combinations. The Proposed Amendments keep the Articles of Incorporation as simple and plain as possible. Because the fair price and super majority vote provisions are not required to be included in the Corporation's Articles of Incorporation and, in fact, more appropriately should be set forth in its Code of Regulations, these provisions should be relocated to the Code of Regulations. The proposed amended and restated Code of Regulations contains provisions (Article IX) substantively identical to Articles XIII and XIV of the current Articles of Incorporation.

(d)AMEND AND RESTATE CODE OF REGULATIONS TO SIMPLIFY AND UPDATE
LANGUAGE AS AUTHORIZED BY OHIO LAW, WHICH AMENDMENTS WOULD NOT AFFECT SHAREHOLDERS' RIGHTS

      Many of the proposed revisions to the existing Code of Regulations are nonsubstantive simplifications of provisions of the current Code of Regulations. The proposed revisions do not affect substantive shareholders' rights but are made in order to update and simplify the Code of Regulations. The proposed revisions include the following:

  The proposed Code of Regulations simplifies the proxy provisions of the current Code of Regulations. The proposed revision simply states that a shareholder may vote by written proxy submitted to the Secretary/Treasurer or the President of the Corporation at or before a shareholder meeting, and that the proxy is only valid for the shareholder meeting designated therein. The current Code of Regulations contains rather cumbersome provisions about powers of substitution and voting and consenting authority if more than one (1) proxy is appointed, and the media (telegram, cablegram, etc.) by which a proxy may be given. It also states that no appointment of proxy shall be valid after the expiration of eleven (11) months after it is made. The proposed amended Code of Regulations substantially simplifies the lengthy language of the current Code of Regulations regarding proxy voting.

  The proposed Code of Regulations clarifies that Robert's Rules of Order will be the parliamentary procedure for shareholders' meetings and for directors' meetings. The current Code of Regulations does not describe the parliamentary procedures that are to be followed.

  The Proposed Amendments simplify the current Code of Regulations by eliminating detail set forth in the current Code of Regulations regarding the type of financial statement that will be considered during shareholder meetings. The proposed Code of Regulations simply states that financial statements shall be provided as required by law. Because federal and state law contain explicit, detailed requirements regarding the content of financial statements and opinions to be rendered regarding the same, the detail set forth in the current Code of Regulations is not necessary.

  The proposed Code of Regulations expressly states that when acting on the Corporation's behalf, no shareholder, director, officer, employee or other agent of the Corporation shall discriminate against any person because of race, religion, creed, sex, national origin, or handicap.
  The current Code of Regulations does not contain this provision, although the Corporation has a nondiscrimination policy.

  The Proposed Amendments provide that the annual shareholder meeting must be held each year no later than six (6)months after the close of the Corporation 's fiscal year; the current Code of Regulations does not set forth this six
  (6)-month requirement, although the Corporation follows this practice.

  The proposed Code of Regulations provides that a director may not vote by proxy. The current Code of Regulations is silent with respect to directors voting by proxy. This provision was added because it is important for directors to interact when meeting about the Corporation's business.

  The proposed Code of Regulations states that the annual meeting of the Board of Directors will be held following the annual shareholder meeting. The current Code of Regulations states that the meeting will be held "immediately" after adjournment of the shareholder meeting.
  This provision will allow the directors more flexibility with respect to their annual meeting.

  The proposed Code of Regulations states that special meetings of the Board of Directors may be called by any two (2)directors, the Chairman of the Board or the President; the current Code of Regulations states that special meetings may be held upon call of the Chairman of the Board of Directors, the President, a Vice President, Secretary/Treasurer or two (2) members of the Board of Directors. This amendment would eliminate the ability of a Vice President or the Secretary/Treasurer to call a special meeting of the Board of Directors.

  The proposed Code of Regulations states that special meetings will be held within seven (7) days of call as the Board, Chairman of the Board, or President determines. It also provides that, at least two (2) days before each Board Meeting (or a shorter time as the Chairman of the Board or President determines reasonably necessary), the Secretary/Treasurer of the Corporation or another officer shall personally deliver notice to each director. The current Code of Regulations states that any notice of a special meeting will be mailed at least two (2) days before the date of the meeting and that the determination of whether a meeting may be held in less than two (2) days is at the discretion of the individual(s) calling the meeting. If less than two (2) days 'notice is given, the purpose of the meeting must be set forth in the notice. The proposed Code of Regulations does not require that such a purpose be set forth in the notice of meeting.

  The current Code of Regulations states that the Board of Directors of the Bank (a subsidiary of the Corporation)may hold as directors a minimum of One Thousand Dollars ($1,000.00) of value (market value) of shares of the Corporation. The proposed Code of Regulations does not contain this provision. Because this requirement deals with the Board of Directors of the Bank, not the Corporation, such qualifications should not be contained in the Code of Regulations of the Corporation.

  The proposed Code of Regulations requires that action taken by the executive committee of the Corporation shall be reported to the Board at its first meeting thereafter, and that a majority of any members of the committee shall constitute a quorum at any meeting. The current Code of Regulations does not set forth these provisions, which clarify the procedures of this committee.

  The current Code of Regulations provides for a Director Emeritus-Consultant who will have no vote at meetings of the Board of Directors. The proposed Code of Regulations does not describe this office.

  With respect to lost, mutilated or destroyed certificates, the current Code of Regulations states that if any certificate is lost, mutilated or destroyed, the Board of Directors may authorize the issuance of a new certificate in place thereof upon such terms and conditions as it may deem advisable. The proposed Code of Regulations states that, in its sole discretion, the Board first may require a registered shareholder to indemnify the Corporation and/or furnish a bond to the Corporation.
  This provision would protect the Corporation from damages due to the issuance of the new share certificate.

  The proposed amended Code of Regulations sets forth definitions of terms used in the Code of Regulations and, therefore, clarifies the meaning of terms used therein.

  The current Code of Regulations specifies Vice Presidents as officers and describes their authority; the proposed Code of Regulations provides for Executive and Senior Vice Presidents, and sets forth their duties; these officers are in line with officers who currently are appointed by the Board of Directors.


(e)PROVIDE THAT THE NUMBER OF DIRECTORS ON THE BOARD OF DIRECTORS MAY PERIODICALLY BE CHANGED AND AUTHORIZE THE BOARD OF DIRECTORS TO FILL TERMS OF DIRECTORSHIP'S CREATED BY THE BOARD OF DIRECTORS

  The proposal to amend the Code of Regulations to provide that the number of directors may periodically be changed, and vacancies filled, by the Board of Directors is motivated by the enactment of the Gramm-Leach-Bliley Act of 1999. As stated above, this Act allows the Corporation to acquire companies that engage in non-banking financial activities or activities incidental to financial activities. The Proposed Amendments allow the Corporation to take advantage of opportunities afforded by this new Act. Typically, an about-to-be-acquired company demands that it have representation on the board of directors of the acquiring company. This provision would allow the Board of Directors of the Corporation to increase the number of its members to accommodate this typical demand.
  Currently, the Code of Regulations states that the number of members of the Board of Directors constituting the entire Board of Directors shall be determined by a two-thirds (2/3) majority vote of continuing directors (or, if there is no interested shareholder, a majority vote of the entire Board of Directors of the Corporation), and the exact number shall be fifteen (15) unless otherwise so determined; provided, however, that in no event shall a change be made to the number of directors elected greater than one (1) position in any one (1) year. The terms

"continuing directors" and "interested shareholder" are not defined in the current Code of Regulations.
  The proposed Code of Regulations states that the number of directors on the Board of Directors may periodically be changed by the Board of Directors (in its sole discretion) either: (a) by a two-thirds (2/3) majority vote of the Continuing Directors, if the Corporation has an Interested Shareholder; or (b) by a majority vote of the whole of Board of Directors, if the Corporation has no Interested Shareholder. Should the Board of Directors see fit to increase the number of Directors, then in such an event, the Board shall (at any time in its sole discretion) elect an individual to serve. The individual so elected shall be assigned to a Director's class and shall serve the remaining term of the class to which said individual was named. The term "Continuing Director" is defined generally as a director not affiliated with an "Interested Shareholder", who is defined as a beneficial owner of ten percent (10%) or more of the voting shares of the Corporation. The proposed provisions are set forth in their entirety on Appendix B. (See Article IV, Subsection l.d, regarding appointment of directors, and Article IX, Section 1, which defines "Continuing Director" and "Interested Shareholder".)

(f)PROVIDE THAT DIRECTORS AND MEMBERS OF BOARD COMMITTEES MAY BE
ENTITLED TO COMPENSATION AND REIMBURSEMENT FOR ADDITIONAL EXPENSES AS THE BOARD OF DIRECTORS PERIODICALLY DETERMINES IN ITS SOLE DISCRETION

  The proposed amended Code of Regulations also states that the directors shall be entitled to such compensation in their capacity as directors and to reimbursement for such expenses as the Board of Directors periodically determines in its sole discretion, and also states that members of the committees of the Board of Directors shall be entitled to additional compensation in their capacities as committee members and to reimbursement for such additional expenses, all as the Board of Directors periodically determines in its sole discretion. This provision gives more discretion to the Board of Directors with respect to their compensation than does the current Code of Regulations. The current Code of Regulations states that directors may receive a fixed sum and expenses for attendance at each meeting, and members of the executive and any standing or special committee may, by resolution of the Board of Directors, be allowed compensation as the Board of Directors may deem reasonable. The purpose of this provision is to promote conditions for continuity and stability within the Board of Directors by ensuring that they have a say in how they are compensated and reimbursed for expenses. The proposed provision is set forth in its entirety on Appendix B. (See Article IV, Section 6.)

(g)PROVIDE FOR INDEMNIFICATION OF SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM CLAIMS ARISING FROM ACTS OF THE CORPORATION OR OTHERS ACTING ON BEHALF OF THE CORPORATION

  The proposed amended Code of Regulations also contains broad indemnification and release provisions that are protective of shareholders, directors, officers, employees and agents. Currently, the
Corporation's corporate documents contain rather vague language relating to the protection of officers and directors with respect to acts performed on behalf of the Corporation. For example, Article VII of the Articles of Incorporation states that each officer, director, or member of any committee designated by the Board of Directors shall, in the performance of his duties, be "fully protected" in relying in good faith upon the books of accounts or records made
                                    26
by the Corporation by any of its officers, employees, or committees, or by an independent public accountant or appraiser selected with reasonable care by the Board of Directors.
  The proposed amended Code of Regulations states that, to the fullest extent permitted by law, the Corporation shall indemnify and hold harmless any and all past and present shareholders, directors, officers, employees and other agents from and against all liabilities arising or resulting from any claim under which the indemnified individual is a party or participant because of actions or omissions of the Corporation or of the indemnified individual or of any shareholder, director, officer, employee, agent or other person acting in any capacity at the request of or on behalf of the Corporation. This indemnification applies if the indemnified individual has acted in good faith and in the best interests of the Corporation and, with respect to any criminal action or proceeding, if the indemnified individual had no reasonable cause to believe the indemnified individual's conduct was unlawful.
  The proposed amended Code of Regulations also contains a release provision. It states that, to the fullest extent authorized or permitted by law, no indemnified individual shall be liable to the Corporation because of any action or omission of such indemnified individual at the request of or on behalf of the Corporation.
  To the extent of any payment by the Corporation with respect to its obligations under these proposed new provisions, the Corporation will be subrogated to all the indemnified individual's rights of recovery from any other person. Further, the Corporation is expressly authorized to purchase and maintain insurance (and/or have similar protection, such as a trust fund, letter of credit or self-insurance) covering liabilities incurred due to activities performed on behalf of Corporation.
  The purpose of these Proposed Amendments is to promote conditions of continuity and stability in the Corporation 's business, management and policies. In order to protect shareholders, and to attract and maintain qualified officers, employees, and members of the Board of Directors, it is of utmost importance that they be protected for actions that they take in good faith when performing the business of the Corporation. The proposed provisions are set forth in their entirety on Appendix B. (See
Article VI.)



POSSIBLE ANTI-TAKEOVER EFFECTS OF PROPOSAL 2

  The Board of Directors does not believe that any of the Proposed Amendments to either the Articles of Incorporation or the Code of Regulations will have a significant impact on any attempt to gain control of the Corporation. It is possible, however, that the amendment to the Code of Regulations that enables the Board to periodically change the number of directors could discourage third parties from attempting to gain such control since the Board could appoint individuals who would oppose a hostile attempt to gain control. Accordingly, such an amendment could dissuade a person attempting to acquire control of the Corporation, increase the cost of acquiring such control or otherwise hinder such efforts.
  The Corporation's Articles of Incorporation and Code of Regulations as presently drafted already contain certain provisions that may be viewed as having anti-takeover effects. These provisions remain unchanged in the Proposed Amendments. The Corporation's Board of Directors is still divided into three (3) classes with approximately one-third (1/3) of the members of the Board nominated for election each year. An affirmative vote
of at least 75% of the           27

Corporation's outstanding voting power and advance notice is still required from shareholders nominating a director. In addition, an affirmative vote of 75% of the Corporation's outstanding voting power is still required in order to approve certain business transactions (such as mergers or disposition of substantially all of its assets) involving an "interested shareholder", defined as another entity owning 10% or more of the outstanding capital stock of the Corporation, unless first approved by a majority of the Corporation's directors not affiliated with the interested shareholder. Further, the Code of Regulations still requires the approval of 66-2/3% of the outstanding shares, exclusive of the shares held by the interested shareholder, or the payment of a "fair price" as defined in the amended Code of Regulations, for any shares acquired by an interested shareholder unless approved by the directors who are not affiliated with the interested shareholder.
  The Corporation is also subject to two (2) sets of provisions under the Ohio General Corporation Law which are referred to as the "Control Share Acquisition Act" and the "Merger Moratorium Statute". The Control Share Acquisition Act prescribes certain notice and informational filings, and special meeting and voting procedures, which must be followed prior to the consummation by an acquirer of a company's voting shares within any of the following ranges: 20% or more but less than 33-1/3%; 33-1/3% but less than a majority; and a majority or more. The acquisition may be made if it is approved by both a majority of the voting power of the company and a majority of the voting power remaining after excluding the voting power of the acquirer and certain affiliated parties. The Merger Moratorium Statute regulates certain business combinations between a "public company" and a "interested shareholder" such as mergers or disposition of substantially all of the company's assets. Subject to certain exceptions, these transactions are prohibited for a three-year period. Prior to the end of the three-year period, a prohibited transaction may take place provided certain conditions are satisfied.
  The Board of Directors is not aware of any present threat or attempt to gain control of the Corporation and the Proposed Amendments described herein are not in response to any such action. Furthermore, the Proposed Amendments are not part of a plan by the Corporation to adopt a series of amendments with an anti-takeover purpose and the Corporation does not currently intend to propose anti-takeover measures in future proxy solicitations.

RECOMMENDATION AND REQUIRED VOTE
  The affirmative vote of two-thirds (2/3) of the outstanding voting stock of LNB Bancorp, Inc. is required for approval of Proposal 2. An affirmative vote for Proposal 2 to amend the Articles of Incorporation and the Code of Regulations will be an affirmative vote for all subheadings under Proposal 2 - subheadings 2(a) through 2(g). THE BOARD OF DIRECTORS UNANIMOUSLY APPROVES AND RECOMMENDS TO SHAREHOLDERS THE ADOPTION OF PROPOSAL 2.

PRINCIPAL ACCOUNTANTS
  The independent accounting firm of KPMG LLP has served as the principal accountants for the Bank since 1972. A representative of the firm will be present at the Annual Meeting and will be available to respond to questions.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
  Shareholders may submit proposals appropriate for shareholder action at the Corporation's Annual Meeting consistent with the regulations of the Securities and Exchange Commission. For proposals to be considered for inclusion in the Proxy Statement for the 2001 Annual Meeting, they must be received by the Corporation no later than December 18, 2000. Such proposals should be directed to LNB Bancorp, Inc., Attention: Shareholder Relations, 457 Broadway, Lorain, Ohio 44052.

OTHER BUSINESS
  The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT
  Section 16(a) of the Securities Exchange Act requires the Corporation's officers and directors to file reports of ownership and changes of ownership of the Corporation's registered securities on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC).
  The Corporation believes that all officers and directors complied with all filing requirements applicable to them with respect to transactions during fiscal year 1999.

ANNUAL REPORT
  A copy of the Corporation's Annual Report has been mailed to shareholders prior to the meeting. The Annual Report is not intended to be part of this Proxy Statement. A report of the operations of the Corporation and the Bank for the fiscal year ended December 31, 1999 will be presented at the annual meeting. A copy of the Corporation's Annual Report on Form 10-K under the Securities Exchange Act of 1934 is available to shareholders without charge upon request to Thomas P. Ryan, Executive Vice President and Secretary/Treasurer, LNB Bancorp, Inc., 457 Broadway, Lorain, Ohio 44052-1739.

                                        By Order of the Board of Directors

                                                         /s/Thomas P. Ryan

                                                            Thomas P. Ryan
                                                  Executive Vice President
                                                   and Secretary/Treasurer

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
                               APPENDIX A

                  AMENDED ARTICLES OF INCORPORATION
                                 OF
                          LNB BANCORP, INC.

  Pursuant to Sections 1701.69, 1701.71, and 1701.72 of the Ohio Revised Code, these Amended Articles of Incorporation of LNB Bancorp, Inc. (herein called the "Corporation") hereby supersede Corporation's existing Articles of Incorporation and shall read as follows:

     FIRST.  The name of Corporation shall be LNB Bancorp, Inc.

     SECOND. The place in Ohio where Corporation's principal office is to be located is the City of Lorain, Lorain County.

     THIRD. The purpose for which Corporation is formed is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 through 1701.98, inclusive, of the Ohio Revised Code, including (but not limited to) to qualify and act as a "financial holding company" as defined by the Gramm-Leach-Bliley Act of 1999.

     FOURTH. The number of shares (collectively, the "Shares") which Corporation is authorized to have outstanding is 16,000,000 Shares consisting of: (i) 15,000,000 of common Shares, $1.00 par value (the "Common Shares"); and (ii) 1,000,000 of voting preferred Shares, no par value (the "Voting Preferred Shares") as follows:

          A.   Common Shares:

               The holders of the Common Shares are entitled at all times to one (1) vote for each Share and to such dividends as the Board of Directors may in its discretion periodically declare, subject, however, to the voting and dividend rights of the holders of the Voting Preferred Shares. In the event of any liquidation, dissolution or winding up of Corporation, the remaining assets of Corporation after the payment of all debts and necessary expenses shall be distributed among the holders of the Common Shares pro rata in accordance with their respective Share holdings, subject, however, to the rights of the holders of the Voting Preferred Shares then outstanding. The Common Shares are subject to all of the terms and provisions of the Voting Preferred Shares as established by the Board of Directors as herein provided.

          B.   Voting Preferred Shares:

               The Board of Directors is hereby expressly authorized to adopt amendments to the Articles of Incorporation to provide for the issuance, in its discretion, of one (1) or more series of Voting Preferred Shares; to establish periodically the number of Shares to be included in each such series; and to fix the designation, powers, preferences, dividend rights and other rights of the Voting Preferred Shares of each such series and any qualifications, limitations or restrictions thereof, to the fullest extent permitted bu the Ohio General Corporation Law, as the same is now in effect of hereafter amended. The holders of Voting Preferred Shares shall be entitled at all times to one (1) vote for each Voting Preferred Share, voting as a class.

Voting Preferred Shares redeemed or otherwise acquired by Corporation shall assume the status of authorized but unissued Voting Preferred Shares, shall be unclassified as to series, and may hereafter be reissued in the same manner as other authorized but unissued Voting Preferred Shares.

     FIFTH. Corporation is hereby authorized to purchase through action of its Board of Directors, without the approval of the holders of any Shares of any class and upon such terms and conditions as the Board of Directors determines: (1) Shares of any class or series issued by Corporation, subject to express terms of such Shares; (2) any security or other obligation of the Corporation which may confer upon the holder thereof the right to convert the same into Shares of any class or series authorized by the Articles of Incorporation; and (3) any security or other obligation which may confer upon the holder thereof the right to purchase Shares of any class of series authorized by these Articles of Incorporation. By action of Corporation's Board of Directors and without approval of the holders of any Shares of any class, Corporation shall also have the right to purchase Shares of any class issued by Corporation if and when any holder of Shares desires to (or, upon the happening of any event, is required to) sell such Shares.

     SIXTH. No holder of any Shares of any class shall have the right to vote cumulatively in the election of Directors to Corporation's Board of Directors.

     SEVENTH. No holder of the Shares of any class shall have any preemptive right to subscribe for or to purchase any Shares of any class whether now or hereafter authorized.

























Dated:_________________

                              APPENDIX B

                               AMENDED
                         CODE OF REGULATIONS
                                  OF
                          LNB BANCORP, INC.

                          TABLE OF CONTENTS
                                                                 PAGE

ARTICLE I   DEFINITIONS AND USAGE
     SECTION 1. Definitions                                          1
     SECTION 2. Word Usage                                           2
     SECTION 3. Ohio Law                                             2

ARTICLE II   SHAREHOLDER MEETINGS
     SECTION 1. Annual Shareholder Meetings                          2
     SECTION 2. Special Shareholder Meetings                         2
     SECTION 3. Record Dates                                         3
     SECTION 4. Notice                                               3
     SECTION 5. Quorum and Attendance                                4
     SECTION 6. Voting                                               4
     SECTION 7. Proxies                                              4
     SECTION 8. Parliamentary Procedure and Minutes                  4
     SECTION 9. Action by Shareholders in Writing Without a Meeting  5

ARTICLE III   BOARD MEETINGS
     SECTION 1. Annual Reorganizational Board Meeting                5
     SECTION 2. Regular Board Meetings                               5
     SECTION 3. Special Board Meetings                               5
     SECTION 4. Notice                                               6
     SECTION 5. Quorum and Attendance                                6
     SECTION 6. Voting                                               6
     SECTION 7. Election of Officers                                 7
     SECTION 8. Parliamentary Procedure                              7
     SECTION 9. Action by Directors in Writing Without a Meeting     7
     SECTION 10. Amendments to Article III                           7

                                                                   PAGE
ARTICLE IV   BOARD OF DIRECTORS
     SECTION 1. Number, Election, Qualification and Term             8
     SECTION 2. Board Vacancies                                      9
     SECTION 3. Board Powers and Duties                              9
     SECTION 4. Voting                                              10
     SECTION 5. Board Committees                                    10
     SECTION 6. Compensation and Expenses                           10
     SECTION 7. Bylaws                                              10
     SECTION 8. Amendment of Article IV                             10

ARTICLE V   OFFICERS
     SECTION 1. Designation and Qualification                       11
     SECTION 2. Officer Vacancies and Succession                    11
     SECTION 3. Powers and Duties of Officers                       12

ARTICLE VI   INDEMNIFICATION OF SHAREHOLDERS, DIRECTORS,
             OFFICERS, EMPLOYEES AND AGENTS
     SECTION 1. Definitions                                         13
     SECTION 2. Indemnification for Third-Party Claims              13
     SECTION 3. Indemnification for Claims by or in the Right of the
                Corporation                                         13
     SECTION 4. Release from Liability and Contribution             14
     SECTION 5. Subrogation                                         14
     SECTION 6. Insurance and Similar Protection                    14
     SECTION 7. Other Rights                                        14
     SECTION 8. Conditions and Limitations                          15

ARTICLE VII   SHARES
     SECTION 1. Certificates and Share Records                      15
     SECTION 2. Lost, Stolen or Destroyed Share Certificates        15
     SECTION 3. Cancellation of Share Certificates                  16
     SECTION 4. Transfer of Shares                                  16

ARTICLE VIII   OTHER INSTRUMENTS
     SECTION 1. Prior Instruments                                   16
     SECTION 2. Conflicts of Instruments                            16

                                                                  PAGE
ARTICLE IX   FAIR PRICE AND SUPER VOTE REQUIREMENTS
             IN CERTAIN BUSINESS COMBINATIONS
     SECTION 1. Definitions                                         16
     SECTION 2. Supermajority Vote to Effect Business Combination   18
     SECTION 3. Conditions Required to Effect Business Combination  18
     SECTION 4. Conditions and Requirements to Fair Price           19
     SECTION 5. Other Applicable Voting Requirements                20
     SECTION 6. Continuing Directors                                20
     SECTION 7. Effects on Fiduciary Obligations of Interested
                Shareholders                                        20
     SECTION 8. Further Considerations to Effect Business
                Combination                                         20
     SECTION 9. Repeal                                              21

ARTICLE X   AMENDMENTS AND MISCELLANEOUS
     SECTION 1. Amendments                                          21
     SECTION 2. Miscellaneous                                       21







































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







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

                                 AMENDED
                           CODE OF REGULATIONS
                                    OF
                             LNB BANCORP, INC.

                                 ARTICLE I

                          DEFINITIONS AND USAGE

Section 1.     Definitions.

  For purposes of these Regulations, the following words and phrases have the meanings designated below:

   a. "Articles of Incorporation" herein means the Corporation's articles of incorporation filed with the Secretary of State of Ohio on October 11, 1983, all amendments thereto and restatements thereof, and all amended articles of incorporation.

   b.   "Board" herein means the Board of Directors of the Corporation.

   c. "Board Meeting" herein means any Annual Reorganizational Board Meeting, Regular Board Meeting or Special Board Meeting (as defined in
Article III, Sections 1, 2 and 3, respectively).

   d.   "Committees" herein means those Board Committees designated in
Article IV of these Regulations.

   e. "Common Shares" herein means the Corporation's issued and outstanding common shares as defined in the Articles of Incorporation.

   f.   "Corporation" herein means LNB Bancorp, Inc.

   g.   "Days" herein means calendar days.

   h. "Director" herein means any person properly elected or appointed to the Board and holding the office as a Director as described in Article IV of these Regulations.

   I. "Interested Shareholder" herein means any Shareholder of the Corporation (as defined in Article IX, Section 1g.).

   j. "Officer" herein means any person properly elected or appointed to an Officership designated in Section 1 of Article V of these Regulations.

   k. "Person" herein means an individual, partnership, trust, corporation, limited liability company, or other entity.

   l.   "Regulations" herein means these amended Regulations.

   m. "Share" herein means a unit of the Corporation's issued and outstanding voting shares as evidenced by a share certificate and shall consist of: (i) Common Shares, and (ii) Voting Preferred Shares.

   n. "Shareholder" herein means any Person who or which hereafter owns at least one (1) Share; provided, however, any such Person shall cease being a "Shareholder" for purposes of these Regulations immediately when such Person no longer owns at least one (1) Share.

   o. "Shareholder Meeting" herein means any Annual Shareholder Meeting or any Special Shareholder Meeting (as defined in Article II, Sections 1 and 2, respectively).

   p. "Voting Preferred Shares" herein means the Corporation's issued and outstanding voting preferred shares as defined in the Articles of Incorporation.

Section 2.     Word Usage.

  Where the context of these Regulations require, words used in the masculine shall include the feminine and neuter; words in the singular, the plural; and vice-versa.

Section 3.     Ohio Law.

  These Regulations are adopted in the State of Ohio and Ohio's laws shall govern all matters of interpretation, construction and validity and all disputes, controversies and litigation arising hereunder.

                               ARTICLE II

                         SHAREHOLDER MEETINGS

Section 1.  Annual Shareholder Meetings.

   a. The annual meeting of the Shareholders (herein called the "Annual Shareholder Meeting") shall be held at the Corporation's principal office on the third Tuesday in April of each year (but, if a legal holiday, then on the next following business day), or on such other day and at such other time and place (within or without the State of Ohio) as the Board determines and calls in its sole discretion; provided, however, that the Annual Shareholder Meeting must be held each year no later than six (6) months after the close of the Corporation's fiscal year.

   b. The purposes of the Annual Shareholder Meeting are to elect Directors, receive all Corporation's annual financial statements as required by law, receive and act upon annual and other reports of the Officers and the Board, transact other Shareholder business and activities, and take any other Shareholder actions.

Section 2.     Special Shareholder Meetings.

   a. Special meetings of the Shareholders (herein called a "Special Shareholder Meeting") may be called by the registered holders of at least twenty-five percent (25%) of the Corporation's Shares, by the Chairman of the Board, by the Vice-Chairman of the Board, by the Chief Executive Officer (as designated by the Board under Section 1 of Article V of these Regulations), by the Chief Operating Officer (if any is so designated by the Board under Section 1 of Article V), or by the Board (by action at any Board Meeting or by a majority of the Directors acting without a Board Meeting) through a written request delivered either in person or by registered United States mail to the President or the Secretary of the Corporation.

   b. All Special Shareholder Meetings shall be held within sixty (60) days of call, on the day, at the time and at the place (within or without the State of Ohio) as the Board determines.

   c. The purpose(s) of any Special Shareholder Meeting may be to transact any Shareholder business and activities and to take any Shareholder actions.

Section 3.     Record Dates.

   a. For purposes of determining those Shareholders entitled to (1) receive Notice (as defined in Section 3 hereof) of any Shareholder Meeting, or (2)receive dividends or distributions, or (3)exercise any other Shareholder rights, the Board shall fix record dates (herein called "Record Dates") not earlier than the date on which the Record Date is established and not more than sixty(60) days prior to the designated event. If the Board fails to fix a Record Date, the Record Date shall be deemed to be the date immediately preceding the day on which either the Notice is given or, if applicable, on which the Shareholder Meeting is held.

   b. Unless otherwise provided by law, only holders of Shares actually registered in the holder's name on the Corporation's Share records at the close of business on the Record Date shall be recognized and counted for the applicable purposes designated in Section 3a., above.

Section 4.     Notice.

   a. The President or Secretary of the Corporation shall prepare written notice (herein called "Notice") stating the date, time, place and purpose(s) of each Shareholder Meeting. Not less than ten (10) nor more than sixty (60) days before any Shareholder Meeting, the President or Secretary of the Corporation either shall cause personal delivery of the Notice or shall mail (by ordinary United States mail, postage prepaid) the Notice to each registered holder (as of the Record Date) of the Corporation's Shares at the address then appearing on the Corporation's Share records. All Notices with respect to any Shares in the names of two
(2) or more Persons may be given to any of such Persons and the Notice so given shall be effective as to all holders of such Shares. Any Person who becomes a Shareholder after the Notice has been delivered or mailed shall be deemed to have received and shall be bound by such Notice.

   b. Notwithstanding any contrary provision herein, a Shareholder's attendance (in person or by proxy) at any Shareholder Meeting waives any lack of or deficiency in Notice of such Meeting and a Shareholder may further waive Notice (before, after or during any Shareholder Meeting) through a written document signed by such Shareholder.

   c. Notice of adjournment of any Shareholder Meeting need not be given if the date, time and place to which the Meeting is adjourned are fixed and announced at such Meeting.

Section 5.     Quorum and Attendance.

   a. The Shareholders present (in person or by proxy) constitute a quorum for the transaction of business at any Shareholder Meeting, unless otherwise expressly provided in the Articles of Incorporation or these Regulations unless otherwise required by law.

   b.   Whether or not a quorum exists, a majority of the Shares
(represented in person or by proxy) at any Shareholder Meeting may adjourn the Meeting.

Section 6.     Voting.

   a. Except as otherwise modified by the express terms of any Shares, by the Articles of Incorporation, or by these Regulations, each holder of a Share shall be entitled to one (1) vote for each Share registered in such holder's name on the Corporation's Share records as of the Record Date.

   b. At any Shareholder Meeting, all matters properly submitted to the Shareholders shall be decided by a majority vote of the Shares represented in person or by proxy, unless otherwise provided in these Regulations or in the Articles of Incorporation or otherwise required by law.

Section 7.     Proxies.

   a. A Shareholder may be represented and vote at any Shareholder Meeting by written proxy signed by such Shareholder (or by the Shareholder's duly authorized officer) and submitted to the Secretary or the President of the Corporation at or before the Shareholder Meeting. Such Proxy shall be valid for only the Shareholder Meeting designated therein and shall name as proxy only another Shareholder.

   b. A Shareholder may exercise any Shareholder consents, waivers, releases or other Shareholder rights by written proxy signed by such Shareholder (or by the Shareholder's duly authorized officer) and submitted to the Secretary or the President of the Corporation prior to the exercise thereof.

Section 8.     Parliamentary Procedure and Minutes.

   a. Robert's Rules of Order (as periodically revised) constitute the final authority for parliamentary procedures at all Shareholder Meetings, except where such Rules conflict with law or with these Regulations.

   b. At all Shareholder Meetings, the order of business shall be as follows:

        (1)  Roll call or attendance record;
        (2)  Presentation and action upon Minutes of previous Shareholder
             Meeting;
        (3)  Unfinished (old) business;
        (4)  Review of Annual Financial Statements of the Corporation;
        (5)  Financial or other reports of the Board;
        (6)  Financial or other reports of Officers;
        (7)  Reports of Committees (if any);
        (8)  Election of Directors (if applicable);
        (9)  New or miscellaneous business; and
        (10) Adjournment.

The order of business may be periodically changed for any Shareholder Meeting by the Chairman of the Meeting or by a majority vote of the Shares present (in person or by proxy) at such Meeting.

   c. The Secretary of the Corporation shall cause to be recorded Minutes of all Shareholder Meetings.

Section 9.     Action by Shareholders in Writing Without a Meeting.

  Notwithstanding any contrary provision in these Regulations, Shareholders may properly and officially act without a Meeting through a written document or documents signed by the registered holders of all Shares as of the Record Date for such action and all such documents shall be filed with or entered upon the records of the Corporation.

                             ARTICLE III

                            BOARD MEETINGS

Section 1.  Annual Reorganizational Board Meeting.

   a. The annual reorganizational meeting of the Board (herein called the "Annual Reorganizational Board Meeting") shall be held each year following the Annual Shareholder Meeting at such time and place (within or without the State of Ohio) as determined by the Board but, in no event, later than six (6) months after the close of the Corporation's fiscal year.

   b. The purposes of the Annual Reorganizational Board Meeting are to elect Officers, receive and act upon any reports, transact any other Board business and activities, and take any other Board actions.

Section 2.     Regular Board Meetings.

  Regular meetings of the Board (herein called "Regular Board Meetings") shall be periodically held on the days and at the times and places (within or without the State of Ohio) as the Board (in its sole discretion) determines.

Section 3.     Special Board Meetings.

   a. Special meetings of the Board (herein called "Special Board Meetings") may be called by any two (2) Directors, the Chairman of the Board, or the President.

   b. All Special Board Meetings shall be held within seven (7) days of call, at the time and at the place (within or without the State of Ohio) as the Board, the Chairman of the Board or the President determines.

   c. The purpose(s) of any Special Board Meeting may be to transact any Board business and activities and to take any Board actions.

Section 4.     Notice.

   a. The Secretary of the Corporation or any other Officer shall give to each Director written or oral notice (herein called "Notice") stating the date, time and place (but not necessarily the purposes) of each Board Meeting. At least two (2) days before each Board Meeting (or such shorter time period as the Chairman of the Board or the President determines to be reasonably necessary), the Secretary of the Corporation (or any other Officer) shall cause personal delivery or other communication of the Notice or shall mail (by ordinary United States mail, postage prepaid) the Notice to each Director.

   b. Notwithstanding any contrary provision herein, a Director's attendance at any Board Meeting constitutes such Director's waiver of any failure to give or deficiency in Notice of such Meeting and a Director may further waive Notice (before, after or during any Board Meeting) through a written document signed by such Director.

   c. Notice of adjournment of any Board Meeting need not be given if the date, time and place to which the Meeting is adjourned are fixed and announced at such Meeting.

Section 5.     Quorum and Attendance.

   a. A majority of the Directors in office (who must be present in person) constitutes a quorum for the transaction of business at any Board Meeting. A quorum must exist as a condition precedent to (and at the time of) the transaction of any Board business or the vote upon any matter submitted to the Board.

   b. Whether or not a quorum exists, a majority of the Directors present in person at any Board Meeting may adjourn the Meeting.

Section 6.     Voting.

   a. Upon all matters properly submitted to the Board, each Director in office shall be entitled to one (1) vote but Directors shall vote and act as a Board.

   b. At any Board Meeting, all matters properly submitted to the Board shall be decided by a majority vote of all the Directors present in person at the Board Meeting, unless otherwise provided in these Regulations or required by law.

   c. A Director may not vote, consent, take any action as a Director or be represented at a Board Meeting by proxy. Only Directors present in person at a Board Meeting during the actual transaction of a matter may vote thereon.

   d. For purposes of these Regulations, a Director shall be deemed to be "present in person" at any Board Meeting if such Director:
(i) participates at the Board Meeting by means of communications equipment but only if all Directors participating at the Board Meeting can hear each other Director, or (ii) is actually physically present at the Board Meeting; provided, however, that a Director who is deemed to be present in person at any Board Meeting pursuant to subitem (i) of this Section 6d. shall not be entitled to Director's fees or compensation for such Board Meeting.

Section 7.     Election of Officers.

   a. At each Annual Reorganizational Board Meeting, the Board shall elect Officers to serve until their respective successors are elected at the next Annual Reorganizational Board Meeting, or until their earlier death, disqualification, resignation or removal from office.

   b. If no Annual Reorganizational Board Meeting is held or if all Officers are not elected at the Annual Reorganizational Board Meeting, the Board shall elect any remaining unelected Officers at a Special or Regular Board Meeting and such Officers shall serve until their respective successors are elected at the next Annual Reorganizational Board Meeting, or until their earlier death, disqualification, resignation or removal from office.

   c. Any Director in office may designate Persons (qualified under Section 1 of Article V of these Regulations) as nominees for Officers. Only nominees are eligible to be elected Officers and nominees receiving the greatest number of votes shall be so elected.

   d.   Any Person (who is qualified as designated in Section 1 of Article
V) shall be eligible to serve and to be elected for an unlimited number of consecutive or non-consecutive terms as an Officer.

Section 8.     Parliamentary Procedure.

   a. Robert's Rules of Order (as periodically revised) constitute the final authority for parliamentary procedures at all Board Meetings, except where such Rules conflict with law or with these Regulations.

   b. The Secretary of the Corporation shall cause to be recorded Minutes of all Board Meetings.

Section 9.     Action by Directors in Writing Without a Meeting.

  Notwithstanding any contrary provision in these Regulations, the Board may properly and officially act without a Meeting through a written document or documents signed by all Directors then serving on the Board and all such documents shall be filed with or entered upon the records of the Corporation.

Section 10.    Amendments to Article III.

  Notwithstanding any contrary provision in these Regulations, amendments to any provision of this Article III shall require the affirmative vote of the holders of seventy-five percent (75%) of the Shares; provided, however, that any such amendments shall, instead, be governed by the Shareholder voting requirements of Section 1 of Article X of these Regulations if: (i) the Corporation has no Interested Shareholder (as defined in Section 1 of Article IX) and the proposed amendment is first approved by a majority vote of the whole Board, or (ii) the Corporation has an Interested Shareholder and the proposed amendment is first approved by a two-thirds (2/3) majority of the Continuing Directors (as defined in Section 1 of Article IX).

                            ARTICLE IV

                        BOARD OF DIRECTORS

Section 1.  Number, Election, Qualification and Term.

   a.   The number of Directors on the Board shall be fixed at fifteen
(15) unless and until changed by the Board as provided in these Regulations.

   b. At each Annual Shareholder Meeting, the Shareholders shall elect Directors by ballot (in accordance with these Regulations) to serve for a Term (as defined in Section 1e. of this Article) and until their respective successors are elected or until their earlier death, disqualification, resignation or removal from the Board.

   c. If no Annual Shareholder Meeting is held or if all Directors are not elected at the Annual Shareholder Meeting, the Shareholders shall elect (by ballot in accordance with these Regulations) Persons to the Board at a Special Shareholder Meeting and such Directors shall serve for a Term (as defined in Section 1e. of this Article) and until their respective successors are elected or until their earlier death, disqualification, resignation or removal from the Board.

   d. Notwithstanding any contrary provision in the Regulations, the number of Directors on the Board may be periodically changed by the Board (in its sole discretion) either (i) by a two-thirds (2/3) majority vote of the Continuing Directors (as defined in Section 1 of Article IX of these Regulations), if the Corporation has an Interested Shareholder (as defined in

 Section 1 of Article IX of these Regulations), or (ii) by a majority vote of the whole Board, if the Corporation has no Interested Shareholder. The Board shall fill (at any time in its sole discretion) any Directorship created by the Board either (i) by a two-thirds (2/3) majority vote of the Continuing Directors, if the Corporation has an Interested Shareholder, or
(ii) by a majority of the whole Board, if the Corporation has no Interested Shareholder. New Directors so elected by the Board shall be assigned to one or more Director Classes in accordance with Section 1e. of this Article.

   e. The Directorships shall be divided into three (3) classes (herein the "Director Classes"), Class I, Class II, Class III, and each Director shall be assigned to a Director Class. Each Director Class shall consist of approximately an equal number of Directors and the terms of office for each Director Class shall expire in succeeding years. At each annual election of Directors by the Shareholders, the Directors so elected shall be identified as to Director Class and as to the Directorships succeeded and shall be elected for a term (herein called the "Term") expiring at the third (3rd) following Annual Shareholder Meeting and the election of their respective successors. If the number of Directorships is changed by the Board pursuant to Section 1d. of this Article, any increase or decrease in the Directorships shall be apportioned among the Director Classes as equally as possible and each additional Director's Term shall coincide with the terms of such Director Class.

   f. Nominations for election to the Board may be made by the Board (by a majority vote thereof) or any Shareholder. Nominations (other than those made by the Board) shall be made in writing and shall be delivered or mailed to the President or the Secretary not less than fourteen (14) days nor more than fifty (50) days prior to any Shareholder Meeting called for the election of Directors; provided, however, that if less than twenty-one (21) days Notice of the Shareholder Meeting is given to the Shareholders, such nominations shall be mailed or delivered to the President or the Secretary not later than the close of business on the seventh (7th) day following the day on which the Notice of the Shareholder Meeting was mailed. Such notification shall contain the following information: (i) the name and address of each proposed nominee; and (ii) the principal occupation of each proposed nominee; and (iii) if known, the total number of Shares that will be noted for each proposed nominee; and
(iv) the name and residence address of the notifying Shareholder(s); and
(v) the number of Shares owned by the notifying Shareholder(s). Nominations not made in accordance with this Section 1f. shall not qualify and shall be disregarded at the Shareholder Meeting..

   g. Subject to this Section 1, a Person may serve as a Director for an unlimited number of consecutive or non-consecutive Terms.

Section 2.     Board Vacancies.

   a. Board vacancies shall occur from the disqualification, death, or resignation of any Director; from the removal (with or without cause) of a Director from the Board; or from the Shareholders' failure to elect the entire fixed and authorized number of Directors; provided, however, that a vacancy shall not occur if, as a result of any of the foregoing, the Board determines to reduce the corresponding number of Directorships pursuant to its authority under Section 1d. of this Article IV.

   b. Any Director may be removed from the Board (with or without cause) at any time and without notice or demand by the vote of the holders of at least seventy-five percent (75%) of the Shares.

   c. At any time, a Director may resign from the Board by delivering or mailing (by certified, United States mail) written notice of the resignation to the President or the Secretary. The resignation shall be effective upon actual receipt of the notice by the Officer, unless the notice specifies a later resignation date.

   d. The vote of the majority of the remaining Directors (even if such Directors are less than a majority of the whole authorized number of Directors) shall fill all Board vacancies (when and as determined by such remaining Directors) by electing successor Directors to fill the unexpired Term of the vacated Directorships and to serve until their respective successors are elected, or until their earlier resignation, disqualification, death or removal from the Board.

Section 3.     Board Powers and Duties.

   a. Except as otherwise expressly provided in these Regulations, all policy and administrative powers and authority of the Corporation are vested in and shall be exercised solely and exclusively by (or under the direction of) the Board which, in its sole discretion, shall have charge, control and management of the Corporation's property, affairs, businesses, activities and funds. In accordance with these Regulations, the Board also shall elect Officers, create and disband Board Committees, appoint Board agents, authorize and empower the Corporation to negotiate and execute contracts, and perform all other acts and functions permitted by law and consistent with the Articles of Incorporation and these Regulations.

   b. Except as otherwise expressly designated by the Board, individual Directors shall have no powers and authority to act on the Board's behalf or on the Corporation's behalf and all Directors shall act and vote as a Board.

Section 4.     Voting.

   a. Each Director shall be entitled to one (1) vote on all matters properly submitted to the Board for its vote, consent, waiver, release or other action.

   b. Unless otherwise provided in these Regulations or by law, the Board shall act by a majority vote of those Directors actually present in person at any Board Meeting when a quorum of Directors then exists.

Section 5.     Board Committees.

   a. The Board may create Board Committee(s) and appoint, remove and reappoint all members to such Committee(s). Such Committee(s) shall act at the Board's direction and the Board shall have exclusive authority to designate the duties, functions and powers of the Committee(s).

   b. By resolution adopted by a majority of the whole Board, the Board may create (from its membership) and define the powers and duties of an Executive Committee and may determine that, during the intervals between Board Meetings, the Executive Committee may possess and may exercise all of the powers of the Board in the management and control of the business of the Corporation to the extent permitted by law. All action taken by the Executive Committee shall be reported to the Board at its first Meeting thereafter.

   c. Unless otherwise provided by the Board, a majority of the members of any Committee appointed by the Board (pursuant to this Section) shall constitute a quorum at any meeting thereof and the act of a majority of the members present at a meeting at which a quorum exists shall be the act of such Committee. Action may be taken by any such Committee without a meeting by a writing signed by all its members. Any such Committee shall prescribe its own rules for calling and holding meetings and its methods of procedure, subject to any rules prescribed by the Board, and shall keep a written record of all action taken by the Committee.

Section 6.     Compensation and Expenses.

  Directors shall be entitled to such compensation in their capacities as Directors and to reimbursement for such expenses as the Board periodically determines in its sole discretion. Members of Board Committees shall be entitled to such additional compensation in their capacities as Committee members and to reimbursement for such additional expenses as the Board periodically determines in its sole discretion.

Section 7.     Bylaws.

  For its own government, the Board may adopt bylaws consistent with the Articles of Incorporation and these Regulations.

Section 8.     Amendment of Article IV.

  Notwithstanding any contrary provision in the Regulations, amendments to any provisions of this Article IV shall require the affirmative vote of the holders of seventy-five percent (75%) of the Shares; provided, however, that any such amendments shall, instead, be governed by the Shareholder voting requirements of Section 1 of Article X of these Regulations if: (i) the Corporation has no Interested Shareholder (as defined in Section 1 of Article IX) and the proposed amendment is first approved by a majority vote of the whole Board, or (ii) the Corporation has an Interested Shareholder and the proposed amendment is first approved by a two-thirds (2/3) majority of the Continuing Directors (as defined in Section 1 of Article IX).

                               ARTICLE V

                               OFFICERS

Section 1.  Designation and Qualification.

   a. The Officers of the Corporation may consist of: (i) a Chairman of the Board (who must be a Director), (ii) a Vice-Chairman of the Board (who must also be a Director), (iii) a President (who must also be a Director),
(iv) a Secretary, (v) a Treasurer, and (vi) one or more Executive Vice-Presidents and Senior Vice-Presidents, Assistant Officers and such other Officers as the Board periodically determines. The same Person may hold any two (2) or more Officerships. The President or the Chairman of the Board shall serve as the Corporation's Chief Executive Officer (CEO) as periodically determined by the Board. In its discretion, the Board may also designate an Executive Vice-President or a Senior Vice-President as the Corporation's Chief Operating Officer (COO).

   b. At the Annual Reorganizational Board Meeting (or at any other Special or Regular Board Meeting called for the purpose of electing Officers), the Board shall elect all Officers to serve until the expiration of their respective terms of office (as determined by the Board) and until their respective successors are elected, or until their earlier death, resignation, disqualification, or removal from office. The terms of office for each Officership shall be periodically determined by the Board.

   c. Subject to the qualifications designated in this Section 1, any person may serve or be elected as an Officer for an unlimited number of consecutive or non-consecutive terms.

Section 2.     Officer Vacancies and Succession.

   a. Officer vacancies shall occur from an Officer's disqualification, death, resignation or removal (with or without cause) from office.

   b. Without prior notice or demand, any Officer may be removed at any time from office (with or without cause) by the Board, unless such removal is subject to the terms of a written contract between the Officer and the Corporation.

   c. Unless an Officer's resignation is subject to the terms of a written contract between the Officer and the Corporation, an Officer may resign from office at any time by delivering or mailing (by certified, United States mail) written notice of the resignation to the Board or to any Officer (other than the resigning Officer) and, unless the notice specifies a later resignation date, the resignation shall be effective upon actual receipt of the notice.

   d. The Board shall fill all Officer vacancies, however created, by electing (when and as determined by the Board) successor Officers to serve until the expiration of their respective terms of office. Prior to any such action by the Board, the Vice-Chairman shall fill any vacancy in the office of the Chairman of the Board and the President shall fill any vacancy in the office of the Vice-Chairman of the Board.

Section 3.     Powers and Duties of Officers.

   a. Chairman of the Board. The Chairman of the Board shall preside at all Shareholder and Board Meetings; may serve as the Chief Executive Officer (CEO) of the Corporation, if the Board so determines; and generally shall perform all duties incident to the office and such other duties and responsibilities as the Board periodically requires.

   b. Vice-Chairman of the Board. The Vice-Chairman of the Board shall perform all duties and responsibilities of the Chairman of the Board during the Chairman's absence or incapacity, until the Board otherwise directs, and shall perform such other duties and responsibilities as the Board periodically requires.

   c. President. The President of the Corporation shall perform all duties and responsibilities of the Vice-Chairman of the Board during the Vice-Chairman's absence or incapacity; ensure that all Board orders and actions are implemented; sign the Corporation's documents; exercise general executive supervision, management and control over the Corporation's affairs, property, personnel, businesses, activities, other Officers and funds; may serve as the Chief Executive Officer (CEO) of the Corporation, if the Board so determines; and generally shall perform all duties incident to the office and such other duties and responsibilities as the Board periodically requires.

   d. Executive and Senior Vice-President(s). Any Executive and Senior Vice-President(s) of the Corporation shall, upon request of the Board, perform such portion or all of the duties and responsibilities of the President during the President's absence or incapacity, until the Board otherwise directs; shall otherwise report to the President; and shall perform such other duties and responsibilities as the Board or the President periodically requires.

   e. Secretary. The Secretary of the Corporation shall: take and maintain (or cause to be taken and maintained) Minutes of all Shareholder Meetings and all Board Meetings; unless otherwise provided herein, give (or cause to be given) Notice of all Shareholder Meetings and all Director Meetings as required by these Regulations; maintain (or cause to be maintained) the Corporation's Seal (if any) and all books, records and other documents of the Corporation; maintain (or cause to be maintained) a record of all Share Certificates and all Shareholders; report to the President; and generally perform all duties incident to the office and such other duties and responsibilities as the Board or the President periodically requires.

   f. Treasurer. The Treasurer of the Corporation shall: maintain (or cause to be maintained) custody of the Corporation's funds, securities, properties, and other assets as periodically required by the Board; prepare (or cause to be prepared) accurate financial accounts and statements of the Corporation's financial condition, as periodically required by the Board; maintain (or cause to be maintained) accurate accounts of all funds received and paid by the Corporation and all other financial transactions of the Corporation; report to the President; and generally perform all duties incident to the office and such other duties and responsibilities as the Board or the President periodically requires.

   g. Other Officers. Any other Officer(s) of the Corporation shall report to the President and shall have such duties and responsibilities and such titles as the Board or the President periodically requires.

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
                             ARTICLE VI

              INDEMNIFICATION OF SHAREHOLDERS, DIRECTORS,
                  OFFICERS, EMPLOYEES AND AGENTS

Section 1.  Definitions.

  For purposes of this Article, the following words and phrases shall have the meanings designated below:

   a. "Claim" means, with respect to any Indemnified Individual, any and all threatened, pending or completed claims, actions, suits or proceedings (whether civil, criminal, administrative, investigative or otherwise and whether under State or Federal law) and any and all appeals related thereto; and

   b. "Indemnified Individual" means, subject to Section 8 of this Article, such of the following as the Board may determine (by a majority vote of a quorum of disinterested Directors): all past, present and future Shareholders, Directors, Officers, employees and other agents of the Corporation acting in any capacity at the request of or on behalf of the Corporation; and

   c. "Liabilities" means any and all judgments, decrees, fines, investigation costs, penalties, expenses, fees, amounts paid in settlement, costs, losses, expenses (including, but not limited to, attorneys' fees and court costs), charges, and any other liabilities actually and reasonably incurred by an Indemnified Individual with respect to any Claim, either before or after final disposition of the Claim.

Section 2.     Indemnification for Third-Party Claims.

  To the fullest extent authorized or permitted by law, the Shareholders hereby determine that the Corporation shall indemnify and save harmless any and all Indemnified Individuals from and against all Liabilities arising or resulting from any Claim (other than a Claim by or in the right of the Corporation), under which the Indemnified Individual is a party or participant because of actions or omissions of the Corporation or of the Indemnified Individual or of any Shareholder, Director, Officer, employee, agent or other Person acting in any capacity at the request of or on behalf of the Corporation, if such Indemnified Individual has acted in good faith and in a manner the Indemnified Individual reasonably believed to be in and not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, if the Indemnified Individual had no reasonable cause to believe the Indemnified Individual's conduct was unlawful; provided, however, that (unless otherwise determined by a majority vote of a quorum of disinterested Directors) the Corporation shall not indemnify or save harmless an Indemnified Individual for such Person's willful misconduct.

Section 3. Indemnification for Claims by or in the Right of the Corporation.

  To the fullest extent authorized or permitted by law, the Shareholders hereby determine that the Corporation shall indemnify and save harmless any and all Indemnified Individuals from and against all Liabilities arising or resulting from any Claim by or in the right of the Corporation, under which the Indemnified Individual is a party or participant because of actions or omissions of the Corporation or of the Indemnified Individual or of any Shareholder, Director, Officer, employee, agent or other Person acting in any capacity at the request of or on behalf of the Corporation, if the Indemnified Individual acted in good faith and in a manner the Indemnified Individual reasonably believed to be in (or not opposed to) the best interests of the Corporation; provided, however, that the Corporation shall not indemnify or save harmless an Indemnified Individual for (i) such Person's adjudicated negligence or misconduct in the performance of the Indemnified Individual's duty to the Corporation, or (ii) a violation of Section 1701.95 of the Ohio Revised Code.

Section 4.     Release from Liability and Contribution.

  To the fullest extent authorized or permitted by law, no Indemnified Individual shall be liable to the Corporation or to any other Person and no Claim shall be maintained against any Indemnified Individual by the Corporation (or, for the Corporation's benefit, by any other Shareholder) because of any action or omission (except for willful misconduct, unless otherwise determined by a majority vote of a quorum of disinterested Directors) of such Indemnified Individual in any capacity at the request of or on behalf of the Corporation; provided, however, that an Indemnified Individual shall be liable to the Corporation for the Indemnified Individual's willful misconduct, unless otherwise determined by a majority vote of a quorum of disinterested Directors. To the fullest extent authorized or permitted by law, no Indemnified Individual shall be responsible for or be required to contribute to the payment of any Liabilities incurred by the Corporation or by any other Indemnified Individual because of the actions or omissions (except for willful misconduct, unless otherwise determined by a majority vote of a quorum of disinterested Directors) of any Indemnified Individual serving in any capacity at the request of or on behalf of the Corporation; provided, however, that an Indemnified Individual shall be liable to the Corporation and to any other Indemnified Individual for the Indemnified Individual's willful misconduct, unless otherwise determined by a majority vote of a quorum of disinterested Directors.

Section 5.     Subrogation.

  To the extent of any payment by the Corporation under this Article, the
Corporation: (i) shall be subrogated to all the Indemnified Individual's rights of recovery from any other Person and, as a condition precedent to any indemnification or other rights under this Article, such Indemnified Individual shall execute all reasonable documents and take all reasonable actions requested by the Corporation to implement the Corporation's right of subrogation, and (ii) hereby waives any right of subrogation against or contribution from an Indemnified Individual.

Section 6.     Insurance and Similar Protection.

  Whether or not the indemnification, release and other provisions of
Section 2, Section 3 or Section 4 of this Article apply, the Corporation may purchase and maintain insurance upon and/or furnish similar protection (including, but not limited to: trust funds, letters of credit and self-insurance) for any Indemnified Individual to cover any Liabilities such Indemnified Individual might incur from the exercise of the Indemnified Individual's duties for the Corporation or from such Indemnified Individual's capacity as an agent or representative of the Corporation.

Section 7.     Other Rights.

  The provisions of this Article shall be in addition to and shall not exclude or limit any rights or benefits to which any Indemnified Individual is or may be otherwise entitled: (a) as a matter of law or statute; (b) by the Articles of Incorporation, Regulations or any bylaws;
(c) by any agreement; (d) by the vote of Shareholders or Directors; or (e) otherwise.

Section 8.     Conditions and Limitations.

   a. As a condition precedent to the indemnification, release and/or performance of any other obligation of the Corporation under this Article, the Indemnified Individual must first: (1) promptly notify the President or Secretary of the Corporation of any actual or potential Claim; and (2) authorize and permit the Corporation, in its sole discretion, to choose any legal counsel to defend and otherwise handle the Claim and all proceedings and matters related thereto (including, but not limited to, any counter-claims, cross-claims and defenses); and (3) permit the Corporation to assume total, complete and exclusive control of the Claim and all proceedings and matters related thereto (including, but not limited to, any counter-claims, cross-claims and defenses); and (4) in all respects, cooperate with the Corporation and its counsel in the defense of the Claim and in the prosecution of any counter-claims, cross-claims and defenses.

   b. At the Corporation's option, the Corporation's obligations under this Article may cease and terminate (without notice or demand): (i) if the Indemnified Individual is an employee of the Corporation, upon termination of the Indemnified Individual's employment with the Corporation, or (ii) if the Indemnified Individual is a Director or Officer, upon removal of such Director or Officer for cause (as determined by the Board) in accordance with these Regulations.

                               ARTICLE VII

                                 SHARES

Section 1.  Certificates and Share Records.

   a.   Certificates (herein called "Certificates" or "Share
Certificates") evidencing ownership of Shares shall be issued and registered (on the Corporation's Share records) to the lawful owner or holder of such Shares upon full payment therefor. All Certificates shall contain such signatures and information as required by these Regulations and Ohio law and shall be of such tenor and design as the Board periodically determines.

   b. The Secretary of the Corporation shall maintain (or cause to be maintained) a record of all Share Certificates, the registered owner or holder thereof, the date of issuance and cancellation, and any other information the Board periodically requires.

   c. A Person in whose name Shares are recorded on the books of the Corporation shall conclusively be deemed the unqualified owner of such Shares for all purposes and to have capacity to exercise all rights of ownership. Neither the Corporation nor any transfer agent of the Corporation shall be obligated to recognize any equitable interest in or claim to such Shares by any other Person, whether disclosed upon the Share Certificate or otherwise.

   d. All Share Certificates shall be transferable in person or by attorney; provided, however, that (except as otherwise provided in Section 2 of this Article) no Share transfer shall be entered upon the Corporation's records until the previous Share Certificates for such Shares have been surrendered and cancelled.

Section 2.     Lost, Stolen or Destroyed Share Certificates.

  The Board may issue new Share Certificates to replace lost, stolen or destroyed Certificates. In its sole discretion, the Board may first require the registered Shareholder to indemnify the Corporation and/or to furnish a bond to the Corporation from such sureties, for such amount, and with such terms and conditions as the Board determines to protect the Corporation, its Shareholders, Directors, Officers, employees, agents and/or any other Person from injury or damage by issuance of a new Share Certificate.

Section 3.     Cancellation of Share Certificates.

  In its sole discretion, the Board shall determine whenever any outstanding Share Certificates shall be cancelled and exchanged for other Share Certificates and shall order and require the holders of such outstanding Share Certificates to surrender them for such purposes. Until compliance with the Board's order, all rights of the holder (as a Shareholder) of any such Share Certificates shall be suspended with respect to the Share(s) represented thereby.

Section 4.     Transfer of Shares.

   a. Shares may be transferred on the Corporation's Share records by the registered holder, by the Shareholder's legally empowered attorney, or by the Shareholder's legal representative upon surrender and cancellation of the Share Certificates with duly-executed assignment and power of transfer endorsed thereon (or attached thereto) and with such proof of signatures as the Board requires.

   b. After the Board fixes a Record Date for any Shareholder Meeting, for the payment of a dividend or for the exercise of any Shareholder rights, no Shares shall be transferred on the Corporation's Share records until immediately after the occurrence of such event.
                                    17

                              ARTICLE VIII

                           OTHER INSTRUMENTS

Section 1.  Prior Instruments.

  These Regulations supersede and nullify any and all prior regulations, constitutions, bylaws and similar instruments previously adopted by the Shareholders and/or the Board.

Section 2.     Conflicts of Instruments.

  In the event of a conflict between these Regulations and any other instrument, bylaw, rule, regulation, document or policy of the Corporation, these Regulations shall be superior to any such other instrument, bylaw, rule, document, regulation and policy of the Corporation (except as expressly stated herein), and the Articles of Incorporation shall be superior to these Regulations.

                               ARTICLE IX

                FAIR PRICE AND SUPER VOTE REQUIREMENTS
                   IN CERTAIN BUSINESS COMBINATIONS

Section 1.  Definitions.

   a. "Affiliate" or "Associate" shall have the respective meanings given to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1989, or as may thereafter be amended.

   b. A Person shall be a "Beneficial Owner" of any Voting Shares (as defined in this Article): (i) which such Person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or (ii) which such Person or any of its Affiliates or Associates has by itself or with others (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or (iii) which is beneficially owned, directly or indirectly, by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Voting Shares.

   c. "Business Combination" shall include: (i) any merger or consolidation of the Corporation or any of its subsidiaries with or into an Interested Shareholder (as defined in this Article), regardless of which Person is the surviving entity; (ii) any sale, lease, exchange, mortgage, pledge, or other disposition (in one transaction or a series of transactions) from the Corporation or any of its subsidiaries to an Interested Shareholder, or from an Interested Shareholder to the Corporation or any of its subsidiaries, of assets having an aggregate Fair

Market Value (as defined in this Article) of ten percent (10%) or more of the Corporation's total shareholders equity; (iii) the issuance, sale or other transfer by the Corporation or any subsidiary thereof of any securities of the Corporation or any subsidiary thereof to an Interested Shareholder (other than an issuance or transfer of securities which is effected on a pro rata basis to all holders of Shares of the Corporation);
(iv) the acquisition by the Corporation or any of its subsidiaries of any securities of an Interested Shareholder; (v) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Shareholder; (vi) any reclassification or recapitalization of the Voting Shares or other securities of the Corporation if the affect, directly or indirectly, of such transaction is to increase the relative voting power of an Interested Shareholder; or
(vii) any agreement, contract or other arrangement providing for or resulting in any of the transactions described in this definition of Business Combination.

   d. "Continuing Director" shall mean any member of the Board who is unaffiliated with the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder; any successor of a Continuing Director who is unaffiliated with the Interested Shareholder and is approved to succeed a Continuing Director by the Continuing Directors; any member of the Board who is appointed to fill a vacancy on the Board, who is unaffiliated with the Interested Shareholder, and who is approved by the Continuing Directors.

   e. "Fair Market Value" shall mean: (i) in the case of securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotations System (or any successor thereof), the highest sales price or bid quotation, as the case may be, reported for securities of the same class or series traded on the national securities exchange or in the over-the-counter market during the thirty (30) day period immediately prior to the date in question or, if no such report or quotation is available, the Fair Market Value as determined by the Continuing Directors; and (ii) in the case of other securities and of other property or consideration (except cash), the Fair Market Value as determined by the Continuing Directors; provided, however, if the power and authority of the Continuing Directors ceases and terminates pursuant to Section 6 of this Article as a result of there being less than five (5) Continuing Directors at any time, then (a) for purposes of clause (ii) of the definition of "Business Combination," any sale, lease, exchange, mortgage, pledge, or other disposition of assets from the Corporation or any of its subsidiaries to an Interested Shareholder or from an Interested Shareholder to the Corporation or any of its subsidiaries, regardless of the Fair Market Value thereof, shall constitute a Business Combination, and (b) for purposes of paragraph 1 of Section 4 of this Article, in determining the amount of consideration received or to be received per Share by the Independent Shareholders in a Business Combination, there shall be excluded all consideration other than cash and the Fair Market Value of securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotations System (of any successor thereof) for which there is a reported sales price or bid quotation, as the case may be, during the thirty (30) day period immediately prior to the date in question.

   f. "Independent Shareholder" shall mean all holders of Shares of the Corporation other than the Interested Shareholder engaged in or proposing the Business Combination.
                                    19

   g. "Interested Shareholder" shall mean: (a) any Person (other than the Corporation or any of its subsidiaries), and (b) the Affiliates and Associates of such Person, who (or which together) are: (i) the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the then outstanding Voting Shares; or (ii) an assignee of or other Person who has succeeded to any Voting Shares which were at any time within the two (2) year period immediately prior to the date in question beneficially owned by an Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933. Notwithstanding any contrary provision in this
Section 1(g): (i) no Trust Department or designated fiduciary or other trustee of such Trust Department of the Corporation or a subsidiary of the Corporation, or similar fiduciary capacity of the Corporation with direct voting control of the outstanding Voting Shares shall be included or considered as an Interested Shareholder, and (ii) no profit sharing, employee stock ownership, employee stock purchase and savings, employee pension, or other employee benefit plan of the Corporation or any of its subsidiaries and no trustee of any such plan (in its capacity as such trustee) shall be included or considered as an Interested Shareholder.

   h. A "Person" shall mean an individual, partnership, trust, corporation, limited liability company or other entity and further includes any two (2) or more of the foregoing acting in concert.

   I. "Voting Shares" shall mean all outstanding Common Shares and Voting Preferred Shares of the Corporation.

   j. All definitions contained in Article I of these Regulations shall also apply to this Article IX, unless (and to the extent that) such definitions conflict with the definitions in this Section 1.

Section 2.     Supermajority Vote to Effect Business Combination.

  No Business Combination shall be effected or consummated unless: (1) authorized and approved by Continuing Directors and, if otherwise required by law to authorize or approve the transaction, by the affirmative vote of the holders of such Shares as are mandated by the Ohio Revised Code; or
(2) authorized and approved by the affirmative vote of holders of not less than seventy-five percent (75%) of the outstanding Voting Shares voting together as a single class. The authorization and approval required by this Section 2 are in addition to any authorization and approval required by Section 3 of this Article.

Section 3.     Conditions Required to Effect Business Combination.

  No Business Combination shall be effected or consummated unless: (1) all the fair price and other conditions and requirements set forth in
Section 4 of this Article have been satisfied; or (2) authorized and approved by the Continuing Directors; or (3) authorized and approved by the affirmative vote of holders of not less than sixty-six and two-thirds percent (66-2/3%) of the outstanding Voting Shares held by all Independent Shareholders voting together as a single class. Any authorization and approval required by this Section 3 are in addition to any authorization and approval required by Section 2 of this Article.

Section 4.     Conditions and Requirements to Fair Price.

  All the following conditions and requirements must be complied with in order for subitem (1) of Section 3 of this Article to be satisfied:

   a. The cash and Fair Market Value of the property, securities or other consideration to be received by the Independent Shareholders in the Business Combination per Share for each Share of the Corporation must not be less than the sum of: (i) the highest per Share price (including brokerage commissions, transfer taxes, soliciting dealer's fees and similar payments) paid by the Interested Shareholder in acquiring any Shares; and (ii) the amount, if any, by which interest on the per Share price, calculated at the Treasury Bill rate periodically in effect (from the date the Interested Shareholder first became an Interested Shareholder until the Business Combination has been consummated) exceeds the per Share amount of cash dividends received by the Independent Shareholders during such period (for purposes of this Subparagraph, the "Treasury Bill Rate" mean, for each calendar quarter or part thereof, the interest rate of the last auction in the preceding calendar quarter of ninety-one (91)-day United States Treasury Bills expressed as a bond equivalent yield); for purposes of this Section 4a., per Share amounts shall be appropriately adjusted for any recapitalization, reclassification, Share dividend, Share split, reverse split, or other similar transaction. Any Business Combination which does not result in the Independent Shareholders' receiving consideration for or in respect of their Shares shall not be treated as complying with the requirements of this Section 4a.

   b. The form of the consideration to be received by the Independent Shareholders owning the Shares must be the same as was previously paid by the Interested Shareholder(s); provided, however, that if the Interested Shareholder previously paid for such Shares with different forms of consideration, the form of the consideration to be received by the Independent Shareholders must be in the form as was previously paid by the Interested Shareholder in acquiring the largest number of Shares. The provisions of this Section 4b. are not intended to diminish the aggregate amount of cash and Fair Market Value of any other consideration that any holder of Shares is otherwise entitled to receive upon the liquidation or dissolution of the Corporation, under the terms of any contract with the Corporation or an Interested Shareholder, or otherwise.

   c. From the date the Interested Shareholder first becomes an Interested Shareholder until the Business Combination has been consummated, the following requirements must be complied with unless the Continuing Directors otherwise determine: (i) the Interested Shareholder has not received, directly or indirectly, the benefit (except proportionately as a holder of Shares) of any loan, advance, guaranty, pledge, or other financial assistance, tax credit or deduction, or other benefit from the Corporation or any of its subsidiaries; (ii) there shall have been no failure to declare and pay in full (when and as due or scheduled) any dividends required to be paid on any class or series of Shares; (iii) there shall have been (a) no reduction in the annual rate of dividends paid on Common Shares (except as necessary to reflect any split of the Common Shares), and (b) an increase in the annual rate of dividends as necessary to reflect reclassification (including a reverse split), recapitalization or any similar transaction which has the effect of reducing the number of outstanding Common Shares; and (iv) there shall have been no amendment or other modification to any profit-sharing, employee stock ownership, employee stock purchase and savings, employee pension or other employee benefit plan of the Corporation or any of its subsidiaries the effect of which is to change in any manner the provisions governing the voting of any Shares of the Corporation in or covered by such plan.

   d. A proxy or information statement describing the Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing that Act and the rules and regulations thereunder) has been mailed at least thirty (30) days prior to the completion of the Business Combination to the holders of all outstanding Voting Shares. If deemed advisable by the Continuing Directors, the proxy or information statement shall contain a recommendation by the Continuing Directors as to the advisability (or inadvisability)of the Business Combination and/or an opinion by an investment banking firm, selected by the Continuing Directors and retained at the expense of the Corporation, as to the fairness (or unfairness) of the Business Combination to the Independent Shareholders.

Section 5.     Other Applicable Voting Requirements.

  The affirmative votes or approvals required to be received from holders of the Shares of the Corporation under Sections 2, 3, and 9 of this Article shall apply even though no vote of a lesser percentage vote may be required by law or by other provisions of these Regulations, or otherwise. Any authorization, approval or other action of the Continuing Directors under this Article is in addition to any required authorization, approval or other action of the Board.

Section 6.     Continuing Directors.

  All actions required or permitted to be taken in these Regulations by the Continuing Directors shall be taken with or without a meeting by the vote or written consent of two-thirds (2/3) of the Continuing Directors, regardless of whether the Continuing Directors constitute a quorum of the members of the Board then in office. If the number of Continuing Directors is at any time less than five (5), all power and authority of the Continuing Directors under this Article shall thereupon cease and terminate, including (without limitation) the authority of the Continuing Directors to authorize and approve a Business Combination Sections 2 and 3 of this Article and to approve a successor Continuing Director.
Two-thirds (2/3) of the Continuing Directors shall have the power and duty (consistent with their fiduciary obligations) to determine for the purpose of this Article, on the basis of information known to them: (1) whether any Person is an Interested Shareholder; (2) whether any Person in an Affiliate or Associate ; (3) whether any Person has an agreement, arrangement, or understanding with another or is acting in concert with another; and (4) the Fair Market Value of property, securities or other considerations (other than cash). The good faith determination of the Continuing Directors on such matters shall be binding and conclusive for purposes of this Article.

Section 7.     Effects on Fiduciary Obligations of Interested
               Shareholders.

  Nothing contained in this Article shall be construed to relieve any Interested Shareholder from any fiduciary obligations imposed by law.

Section 8.     Further Considerations to Effect Business Combination.

  No Business Combination (as defined in this Article) shall be effected or consummated unless, in addition to the consideration set forth in Sections 2, 3, 4, 5 and 6 of this Article, the Board (including the Continuing Directors) shall consider all of the following factors and any other factors which the Board deems relevant: (1) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees, depositors, loan and other customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (2) the business and financial conditions and earnings prospects of the Interested Shareholder, including (but not limited to) debt services another existing or likely financial obligations of the Interested Shareholder, and the possible effect thereof on other elements of the communities in which the Corporation and its subsidiaries operate or are located, and (3) the competence, experience and integrity of the Interested Shareholder and his, its or their management.

Section 9.     Repeal.

  Notwithstanding any other provisions of these Regulations and notwithstanding the fact that a lesser percentage vote may be required by law or other provision of these Regulations, the provisions of this Article may not be repealed, amended, supplemented or otherwise modified, unless: (1) the Continuing Directors (or, if there is no Interested Shareholder, a majority vote of the whole Board) recommend such repeal, amendment, supplement or modification and such repeal, amendment, supplement or modification is approved by the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66-2/3%) of the outstanding Voting Shares; or (2) such repeal, amendment, supplement or modification is approved by the affirmative vote of holders of (a) not less than seventy-five percent (75%) of the outstanding Voting Shares voting together as a single class, and (b) not less than sixty-six and two-thirds percent (66-2/3%) of the outstanding Voting Shares held by all Independent Shareholders voting together as a single class.

                            ARTICLE X

                    AMENDMENTS AND MISCELLANEOUS

Section 1.  Amendments.

   a. Except as otherwise expressly provided in these Regulations, the Shareholders may repeal or amend these Regulations or adopt amended regulations: (i) at any Shareholder Meeting (with previous notice of such amendment, repeal or adoption), by the affirmative vote of the registered holders of a majority of the Shares represented in person or by proxy at such Shareholder Meeting, or (ii) without a Shareholder Meeting, by the written consent of the registered holders of a majority of the Shares.

   b. If these Regulations are amended or amended regulations are adopted without a Shareholder Meeting, the Secretary of the Corporation (or any other Officer) shall forthwith mail a copy of the amendment to these Regulations or the amended regulations to each

Shareholder who did not participate in the adoption of the amendment or the amended regulations.

Section 2.     Miscellaneous.

   a. When acting on the Corporation's behalf, no Shareholder, Director, Officer, employee, or other agent of the Corporation shall discriminate against any Person because of race, religion, color, creed, sex, national origin, or handicap.

   b. If any provision or Article of these Regulations is ever judicially determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other provision or Article of these Regulations.









































Dated:___________________

  [X] PLEASE MARK VOTES           REVOCABLE PROXY
      AS IN THIS EXAMPLE          LNB BANCORP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 18, 2000

The undersigned hereby appoints Daniel P. Batista, David M. Koethe and Eugene M. Sofranko, and each of them, with power of substitution, proxies and agents of the undersigned to vote at the Annual Meeting of Shareholders of LNB Bancorp, Inc. (the "Corporation"), to be held at The Lorain National Bank, 521 Broadway, Lorain, Ohio, 44052, on April 18, 2000, at 10:00 a.m., and at any adjournment thereof, all shares of common stock of the Corporation which the undersigned would be entitled to vote if personally present for the following matters.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the related Proxy Statement.

The Board of Directors recommends a vote FOR each of the following:

1. ELECTION OF DIRECTORS for a three-year term expiring in 2003 (except as marked to the contrary below):
    For [ ] Withhold [ ] For All Except [ ]

    Robert M. Campana, James F. Kidd, Jeffrey F. Riddell, and Thomas P.
    Ryan

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write that (those) nominee's name(s) in the space provided below.

  _________________________________________________________________

2.  PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION AND CODE OF
    REGULATIONS AS MORE FULLY DESCRIBED UNDER THE FOLLOWING SUBHEADINGS AND IN THE PROXY STATEMENT:

   a) Amend and restate Articles of Incorporation to simplify and update language as authorized by Ohio law; which amendments would not affect shareholders' rights;
   b) State in the Articles of Incorporation that one of the purposes for which the Corporation is formed is to qualify and act as a "financial holding company" as defined by the Gramm-Leach-Bliley Act of 1999;
   c) Removal of fair price and super majority vote provisions as currently stated in Articles XIII and XIV of the Articles of Incorporation and relocate such provisions to the Code of Regulations;
   d) Amend and restate Code of Regulations to simplify and update language as authorized by Ohio law; which amendments would not affect shareholders' rights;
   e) Provide that the number of directors on the Board of Directors may periodically be changed and authorize the Board of Directors to fill terms of directorships created by the Board of Directors;
   f) Provide that directors and members of board committees may be entitled to compensation and reimbursement for additional expenses as the Board of Directors periodically determines in its sole discretion; and
   g) Provide for indemnification of shareholders, directors, officers, employees and agents from claims arising from acts of the Corporation or others acting on behalf of the Corporation.

   AN AFFIRMATIVE VOTE FOR PROPOSAL 2 TO AMEND THE ARTICLES OF
   INCORPORATION AND THE CODE OF REGULATIONS WILL BE AN AFFIRMATIVE VOTE FOR ALL SUBHEADINGS UNDER PROPOSAL 2-SUBHEADINGS 2(a) THROUGH 2(g). For [ ] Against [ ] Abstain [ ]

3. OTHER BUSINESS - To transact any other business that may properly come before the meeting or any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other business as properly may come before the meeting.



  Please be sure to sign and date        Date [            ]
   this Proxy in the box below.
   [                                                         ]
     Shareholder sign above    Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                           LNB BANCORP, INC.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                           PLEASE ACT PROMPTLY
                 SIGN, DATE & MAIL YOUR PROXY CARD TODAY